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                                                                    Exhibit 10.2

                             THE CONSOLIDATED EDISON

                              THRIFT SAVINGS PLAN*


                         EFFECTIVE AS OF JANUARY 1, 2001
                            AMENDED AS OF MAY 8, 2002
                              FOR INCLUSION OF THE
                          EMPLOYEE STOCK OWNERSHIP PLAN


                                    *INCLUDES
                    THE CONSOLIDATED EDISON OF NEW YORK, INC.
                     TAX REDUCTION ACT STOCK OWNERSHIP PLAN

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                                TABLE OF CONTENTS

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ARTICLE I DEFINITIONS.............................................................................................5

         1.01     ACCOUNT BALANCE.................................................................................5
         1.02     ACTUAL DEFERRAL PERCENTAGE......................................................................5
         1.03     AFFILIATE.......................................................................................6
         1.04     AFTER-TAX CONTRIBUTION..........................................................................6
         1.05     AFTER-TAX CONTRIBUTIONS SUBACCOUNT..............................................................7
         1.06     ANNUAL DOLLAR LIMIT.............................................................................7
         1.07     ANNUITY STARTING DATE...........................................................................7
         1.08     AVERAGE CONTRIBUTION PERCENTAGE.................................................................7
         1.09     AVERAGE ACTUAL DEFERRAL PERCENTAGE..............................................................7
         1.10     BENEFICIARY.....................................................................................8
         1.11     BOARD...........................................................................................8
         1.12     BREAK IN SERVICE................................................................................8
         1.13     CECONY..........................................................................................8
         1.14     CECONY MANAGEMENT EMPLOYEE......................................................................8
         1.15     CECONY MANAGEMENT PARTICIPANT...................................................................8
         1.16     CECONY MANAGEMENT PLAN..........................................................................8
         1.17     CECONY PARTICIPANT..............................................................................9
         1.18     CECONY WEEKLY EMPLOYEE..........................................................................9
         1.19     CECONY WEEKLY PARTICIPANT.......................................................................9
         1.20     CECONY WEEKLY PLAN..............................................................................9
         1.21     CEI.............................................................................................9
         1.22     CEI AFFILIATE OR CEI AFFILIATES.................................................................9
         1.23     CEI EMPLOYEE....................................................................................9
         1.24     CEI PARTICIPANT.................................................................................9
         1.25     CODE............................................................................................9
         1.26     COMPANY........................................................................................10
         1.27     COMPANY STOCK FUND.............................................................................10
         1.28     COMPENSATION...................................................................................10
         1.29     CONTRIBUTION PERCENTAGE........................................................................11
         1.30     COST-OF-LIVING ADJUSTMENT......................................................................12
         1.31     DISABILITY.....................................................................................12
         1.32     EARNINGS.......................................................................................12
         1.33     ELIGIBLE EMPLOYEE..............................................................................12
         1.34     EMPLOYEE.......................................................................................12
         1.35     EMPLOYER.......................................................................................13
         1.36     EMPLOYER CONTRIBUTION..........................................................................13
         1.37     EMPLOYER CONTRIBUTIONS SUBACCOUNT..............................................................13
         1.38     ERISA..........................................................................................13
         1.39     ESOP...........................................................................................13
         1.40     ESOP EFFECTIVE DATE............................................................................13
         1.41     ESOP TRUST FUND................................................................................13
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         1.42     EXCESS AGGREGATE CONTRIBUTIONS.................................................................13
         1.43     EXCESS CONTRIBUTIONS...........................................................................14
         1.44     EXCESS DEFERRAL PERCENTAGE.....................................................................14
         1.45     EXCESS PRE-TAX CONTRIBUTIONS...................................................................15
         1.46     HIGHLY COMPENSATED EMPLOYEE....................................................................15
         1.47     HOUR OF SERVICE................................................................................15
         1.48     INVESTMENT FUND................................................................................16
         1.49     INVESTMENT MANAGER.............................................................................17
         1.50     LEASED EMPLOYEE................................................................................17
         1.51     LOAN RESERVE...................................................................................17
         1.52     LOCAL 1-2 EMPLOYEE.............................................................................17
         1.53     LOCAL 3 EMPLOYEE...............................................................................17
         1.54     NAMED FIDUCIARIES..............................................................................17
         1.55     NON-HIGHLY COMPENSATED MANAGEMENT EMPLOYEE.....................................................17
         1.56     NON-PARTICIPATING CONTRIBUTION.................................................................17
         1.57     O&R............................................................................................17
         1.58     O&R EMPLOYEE...................................................................................18
         1.59     O&R HOURLY EMPLOYEE............................................................................18
         1.60     O&R HOURLY PLAN................................................................................18
         1.61     O&R MANAGEMENT EMPLOYEE........................................................................18
         1.62     O&R MANAGEMENT PLAN............................................................................18
         1.63     O&R PARTICIPANT................................................................................18
         1.64     PARTICIPANT....................................................................................18
         1.65     PARTICIPATING CONTRIBUTION.....................................................................18
         1.66     PAYROLL PERIOD.................................................................................18
         1.67     PLAN...........................................................................................19
         1.68     PLAN ADMINISTRATOR.............................................................................19
         1.69     PLAN YEAR......................................................................................19
         1.70     PRE-TAX CONTRIBUTION...........................................................................19
         1.71     PRE-TAX CONTRIBUTIONS SUBACCOUNT...............................................................19
         1.72     PRIOR PLAN OR PRIOR PLANS......................................................................20
         1.73     RECORD KEEPER..................................................................................20
         1.74     RETIREMENT.....................................................................................20
         1.75     ROLLOVER CONTRIBUTIONS.........................................................................20
         1.76     ROLLOVER CONTRIBUTIONS SUBACCOUNT..............................................................20
         1.77     SECTION 125 CONTRIBUTIONS......................................................................20
         1.78     SECTION 132 CONTRIBUTIONS......................................................................21
         1.79     SHARES.........................................................................................21
         1.80     STATUTORY COMPENSATION.........................................................................21
         1.81     TOP HEAVY GROUP................................................................................21
         1.82     TOP-HEAVY PLAN.................................................................................22
         1.83     TRANSFERRED EMPLOYER AND EMPLOYEE PAYSOP CONTRIBUTIONS.........................................22
         1.84     TRASOP.........................................................................................22
         1.85     TRASOP ACCOUNT.................................................................................22
         1.86     TRASOP TRUST FUND..............................................................................22
         1.87     TRUST FUND.....................................................................................22
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         1.88     TRUSTEE........................................................................................22
         1.89     VESTED PORTION.................................................................................22
         1.90     YEAR OF SERVICE................................................................................23

ARTICLE II ELIGIBILITY AND PARTICIPATION.........................................................................24

         2.01     ELIGIBILITY....................................................................................24
         2.02     PARTICIPATION..................................................................................24
         2.03     REEMPLOYMENT OF FORMER EMPLOYEES AND FORMER PARTICIPANTS.......................................26
         2.04     TRANSFERRED PARTICIPANTS.......................................................................26
         2.05     TERMINATION OF PARTICIPATION...................................................................26
         2.06     PARTICIPATION IN ESOP..........................................................................26

ARTICLE III CONTRIBUTIONS........................................................................................27

         3.01     CONTRIBUTION ELECTION..........................................................................27
         3.02     PRE-TAX CONTRIBUTION DOLLAR LIMITATION AND RE-CHARACTERIZATION.................................29
         3.03     RETURN OF EXCESS PRE-TAX CONTRIBUTIONS.........................................................30
         3.04     EXCESS DEFERRALS TO OTHER PLANS................................................................30
         3.05     PARTICIPATING CONTRIBUTIONS ELIGIBLE FOR EMPLOYER CONTRIBUTIONS................................31
         3.06     ROLLOVER CONTRIBUTIONS.........................................................................35
         3.07     CHANGES IN CONTRIBUTIONS.......................................................................36
         3.08     PAYMENT TO TRUST...............................................................................37
         3.09     NO CONTRIBUTIONS TO TRASOP.....................................................................37
         3.10     CATCH-UP CONTRIBUTIONS.........................................................................37
         3.11     EMPLOYER CONTRIBUTIONS TO ESOP.................................................................38

ARTICLE IV INVESTMENT ELECTIONS - TIMING AND FREQUENCY...........................................................39

         4.01     EMPLOYER CONTRIBUTIONS ELECTION................................................................39
         4.02     PARTICIPANT PRE-TAX CONTRIBUTIONS, AFTER-TAX CONTRIBUTIONS AND ROLLOVER CONTRIBUTIONS..........39
         4.03     CHANGE OF ELECTION.............................................................................39
         4.04     CERTIFICATION TO COMPANY.......................................................................40
         4.05     FORFEITURES....................................................................................40

ARTICLE V THE TRUST FUND - INVESTMENTS...........................................................................41

         5.01     TRUST AGREEMENT................................................................................41
         5.02     INVESTMENT OF TRUST FUND.......................................................................41
         5.03     COMPANY STOCK FUND.............................................................................42
         5.04     ACCOUNTS AND SUBACCOUNTS.......................................................................44
         5.05     STATEMENTS OF ACCOUNT..........................................................................44
         5.06     RESPONSIBILITY FOR INVESTMENT..................................................................45

ARTICLE VI VESTING...............................................................................................46

         6.01     PARTICIPANT CONTRIBUTIONS......................................................................46
         6.02     EMPLOYER CONTRIBUTIONS.........................................................................46
         6.03     SPECIAL VESTING RULES..........................................................................47
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ARTICLE VII DISTRIBUTIONS, WITHDRAWALS AND FORFEITURES...........................................................49

         7.01     VOLUNTARY TERMINATION OR TERMINATION BY THE COMPANY - FORFEITURES..............................49
         7.02     DEATH..........................................................................................50
         7.03     WITHDRAWALS....................................................................................50
         7.04     HARDSHIP WITHDRAWALS...........................................................................56
         7.05     DISTRIBUTION FROM COMPANY STOCK FUND...........................................................59
         7.06     LEAVES OF ABSENCE..............................................................................59
         7.07     AGE 70 1/2 REQUIRED DISTRIBUTION...............................................................60
         7.08     FORM AND TIMING OF DISTRIBUTIONS...............................................................61
         7.09     PROOF OF DEATH AND RIGHT OF BENEFICIARY OR OTHER PERSON........................................63
         7.10     DISTRIBUTION LIMITATION........................................................................63
         7.11     DIRECT ROLLOVER OF CERTAIN DISTRIBUTIONS.......................................................63

ARTICLE VIII NON-DISCRIMINATION AND LIMITATION...................................................................66

         8.01     ACTUAL DEFERRAL PERCENTAGE TEST................................................................66
         8.02     ACTUAL CONTRIBUTION PERCENTAGE TEST............................................................68
         8.03     SEPARATE NON-DISCRIMINATION TESTING............................................................70
         8.04     MAXIMUM ANNUAL ADDITIONS.......................................................................70

ARTICLE IX LOANS.................................................................................................74

         9.01     LOANS PERMITTED................................................................................74
         9.02     AMOUNT OF LOANS................................................................................74
         9.03     SOURCE OF LOANS................................................................................74
         9.04     INTEREST RATE..................................................................................75
         9.05     REPAYMENT......................................................................................76
         9.06     MULTIPLE LOANS.................................................................................77
         9.07     PLEDGE.........................................................................................77
         9.08     LOAN RESERVE...................................................................................78
         9.09     MINIMUM ACCOUNT BALANCE........................................................................78
         9.10     OTHER TERMS....................................................................................78

ARTICLE X ADMINISTRATION OF THE PLAN, ESOP AND TRASOP............................................................79

         10.01    NAMED FIDUCIARIES AND PLAN ADMINISTRATOR OF PLAN ESOP AND TRASOP...............................79
         10.02    AUTHORITY OF PLAN ADMINISTRATOR................................................................79
         10.03    RELIANCE ON REPORTS............................................................................80
         10.04    DELEGATION OF AUTHORITY........................................................................80
         10.05    ADMINISTRATION EXPENSES........................................................................81
         10.06    FIDUCIARY INSURANCE............................................................................82
         10.07    CLAIM REVIEW...................................................................................82
         10.08    APPOINTMENT OF TRUSTEE.........................................................................83
         10.09    LIMITATION OF LIABILITY........................................................................83

ARTICLE XI MISCELLANEOUS.........................................................................................85

         11.01    EXCLUSIVE BENEFIT - AMENDMENTS.................................................................85
         11.02    TERMINATION - SALE OF ASSETS OF SUBSIDIARY.....................................................85
         11.03    BENEFICIARIES..................................................................................87
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         11.04    ASSIGNMENT OF BENEFITS.........................................................................88
         11.05    MERGER.........................................................................................90
         11.06    CONDITIONS OF EMPLOYMENT NOT AFFECTED BY PLAN..................................................90
         11.07    FACILITY OF PAYMENT............................................................................90
         11.08    INFORMATION....................................................................................91
         11.09    ADDITIONAL PARTICIPATING EMPLOYERS.............................................................91
         11.10    IRS DETERMINATION..............................................................................92
         11.11    MISTAKEN CONTRIBUTIONS.........................................................................93
         11.12    PREVENTION OF ESCHEAT..........................................................................93
         11.13    CONSTRUCTION...................................................................................93

ARTICLE XII TOP-HEAVY PROVISIONS.................................................................................95

         12.01    APPLICATION OF TOP-HEAVY PROVISIONS............................................................95
         12.02    MINIMUM BENEFIT FOR TOP-HEAVY YEAR.............................................................95
         12.03    MINIMUM BENEFITS...............................................................................96
         12.04    AGGREGATION GROUPS.............................................................................96
         12.05    SPECIAL BENEFIT LIMITS.........................................................................97
         12.06    SPECIAL DISTRIBUTION RULE......................................................................97

ARTICLE XIII TAX REDUCTION ACT STOCK OWNERSHIP PLAN..............................................................98

         13.01    PURPOSE - SEPARATE ENTITY......................................................................98
         13.02    TRASOP ACCOUNTS - APPLICATION OF DIVIDENDS.....................................................99
         13.03    VOTING RIGHTS, OPTIONS, RIGHTS, AND WARRANTS..................................................100
         13.04    DISTRIBUTION OF SHARES........................................................................101
         13.00    DIVERSIFICATION OF TRASOP ACCOUNTS............................................................106

ARTICLE XIV EMPLOYEE STOCK OWNERSHIP PLAN.......................................................................109

         14.01    PURPOSE - SEPARATE ENTITY.....................................................................109
         14.02    SPECIAL DEFINITIONS FOR ESOP..................................................................110
         14.03    PARTICIPATION IN ESOP.........................................................................111
         14.04    EMPLOYER CONTRIBUTIONS........................................................................111
         14.05    PURCHASE OF SHARES............................................................................112
         14.06    DIVIDENDS.....................................................................................113
         14.07    VOTING RIGHTS, OPTIONS, RIGHTS, AND WARRANTS..................................................114
         14.08    TRANSFERABILITY...............................................................................115
         14.09    DIVERSIFICATION...............................................................................115
         14.10    DISTRIBUTION OF SHARES........................................................................116
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                   THE CONSOLIDATED EDISON THRIFT SAVINGS PLAN

                                  INTRODUCTION

     The purpose of the Consolidated Edison Thrift Savings Plan (the "Plan") is to establish a convenient way for each eligible employee of the parent company, Consolidated Edison, Inc. (the "Company" and/or "CEI") and of certain of the controlled group affiliates of CEI, to supplement his or her retirement income by saving on a regular and long-term basis, while concurrently offering each employee an additional incentive to continue his or her career with the Company. The Plan is intended to satisfy the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), Sections 401(k) and 401(m) and to qualify under
Section 401(a). The trust established under and as a part of the Plan is intended to qualify under Code Section 501(a). The Plan and its trust provide each Participant with an opportunity to defer a portion of his or her compensation and to invest and reinvest that deferred savings under the Plan on a tax-deferred basis. It is intended that a Participant's Pre-Tax contributions, as defined in the Plan, shall constitute payments by each Employer as contributions to the trust fund on behalf of the Participant, within the meaning of Code Section 401(k).

     The Plan was originally established and made effective on January 1, 1987, by the Consolidated Edison Company of New York, Inc. ("CECONY") as the Consolidated Edison Retirement Income Savings Plan for Weekly Employees ("CECONY Weekly Plan"). Thereafter, the CECONY Weekly Plan was amended from time to time. On December 1, 1996, the CECONY Weekly Plan was amended and restated in its entirety, among other

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reasons, to make a transition from Bankers Trust Company as trustee and record keeper to Vanguard Fiduciary Trust Company.

     Effective January 1, 1998, CEI was formed and CECONY became a subsidiary corporation of CEI. From time to time thereafter, wholly-owned affiliates of CEI were formed and together with CEI create a controlled group, as defined in Code
Section 414(b), in which CEI is the parent corporation. In July 1999, CEI acquired Orange and Rockland Utilities, Inc. ("O&R").

     On July 20, 2000, for administrative ease, to facilitate the transfer of employees from one affiliate to another, and to reduce the cost of operational expenses, the Board of Trustees of CECONY and the Board of Directors of O&R approved the merger ("Merger"), effective January 1, 2001, of the following plans into the CECONY Weekly Plan:

             (i) the Consolidated Edison Thrift Savings Plan for Management Employees (the "CECONY Management Plan");

             (ii) the Orange and Rockland Utilities, Inc. Management Employees Savings Plan (the "O&R Management Plan") and

             (iii) the Orange and Rockland Utilities, Inc. Hourly Group Savings Plan (the "O&R Hourly Plan".

     The CECONY Weekly Plan, the CECONY Management Plan, the O&R Management Plan and the O&R Hourly Plan are called the Prior Plans.

     The CECONY Weekly Plan, renamed the Consolidated Edison Thrift Savings Plan, was also amended, effective January 1, 2001, to take into account the Merger, among other things, and restated constitutes the single plan and a continuation of each one of the Prior Plans.

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     In the Plan, CEI is the Company, CECONY is the Plan Sponsor and an
Employer, O&R is an Employer, and certain existing and future affiliates are, or will become, Employers.

     The Plan is amended for the Family and Medical Leave Act of 1993, the Uniformed Services Employment and Reemployment Rights Act of 1993, the Retirement Protection Act of 1994, as enacted under the Uruguay Round Agreements Act (General Agreement on Tariffs and Trade), the Small Business Job Protection Act of 1996, and the Taxpayer Relief Act of 1997, and certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This amended Plan is intended as god faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, the provisions effectuating EGTRRA will be effective beginning January 1, 2002. The EGTRRA amendments supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of the EGTRRA amendments.

     Additionally, the Plan document serves as the official plan document for the Consolidated Edison Company of New York, Inc. Tax Reduction Act Stock Ownership Plan ("TRASOP"). The TRASOP is a plan separate from the Plan. CECONY has entered into a separate trust agreement with Vanguard Financing Trust Company under the TRASOP. Participation in the TRASOP is frozen.

     The Plan is amended to take into account the changes made by the collective bargaining agreement covering employees who are members of Local 1-2 of the Utility Workers Union of America, AFL-CIO, as effective June 24, 2000, Local 3 of the International Brotherhood of Electrical Workers, AFL-CIO, as effective June 24, 2001, and

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the collective bargaining agreement for Local 503 of the International
Brotherhood of Electrical Workers, AFL-CIO, as effective June 20, 2000.

     Except as otherwise specifically provided herein, the rights and benefits of any Participant who retires or whose employment is terminated are determined in accordance with the provisions of the Plan as in effect and operative at the time of such retirement or termination.

     Effective May 8, 2002, the Company amended the Plan to incorporate, as a separate part, an employee stock ownership plan ("ESOP"). All Participants are eligible to participate in the ESOP. Any Participant who elects as an Investment Fund, the Company Stock Fund for his or her Employer Contributions, will be deemed to be an ESOP Participant. Only Employer Contributions will be contributed to the ESOP.

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                                    ARTICLE I

                                   DEFINITIONS

     The following words and phrases have the following meanings in the Plan unless a different meaning is plainly required by the context:

     1.01 ACCOUNT BALANCE means the amount credited to a Participant consisting of one or more of his or her Subaccounts, as the case may be, including his or her Pre-Tax Contributions Subaccount, After-Tax Contributions Subaccount, Rollover Contributions Subaccount, Employer Contributions Subaccount, TRASOP, Transferred Employer and Employee PAYSOP Contributions Subaccount, ESOP Account and other amounts transferred to the Plan which are accounted for under the Plan under such classification.

     1.02 ACTUAL DEFERRAL PERCENTAGE means, for each Highly Compensated Employee who is a Participant, the ratio, expressed as a percentage, of (1) the amount of Pre-Tax Contributions (including Excess Pre-Tax Contributions) for the current Plan Year to (2) the Highly Compensated Participant's Statutory Compensation for the entire Plan Year (whether or not the Eligible Employee was a Participant for the entire Plan Year). The Actual Deferral Percentage of each Non-highly Compensated Employee who is a Participant is the ratio, expressed as a percentage, of (1) the amount of Pre-Tax Contributions (excluding Excess Pre-Tax Contributions) for the prior Plan Year to (2) the Non-Highly Compensated Employee's Statutory Compensation for the portion of the prior Plan Year in which the Participant was an Eligible Employee. For purposes of computing the Actual Deferral Percentage, an Eligible Employee who would be a Participant but for the failure to make Pre-Tax Contributions shall be treated as a Participant on whose behalf no Pre-Tax Contributions are made. The Actual Deferral Percentage of each Eligible Employee shall be rounded to the

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nearest 100th of 1% of each such Eligible Employee's Statutory Compensation. For purposes of determining the Actual Deferral Percentage for a Plan Year, Pre-Tax Contributions may be taken into account for a Plan Year only if they:

     (a) relate to compensation that either would have been received by the Eligible Employee in the Plan Year but for the deferral election, or are attributable to services performed by the Eligible Employee in the Plan Year and would have been received by the Eligible Employee within 2 1/2 months after the close of the Plan Year but for the deferral election;

     (b) are allocated to the Eligible Employee as of a date within that Plan Year and the allocation is not contingent on the participation or performance of service after such date; and

     (c) are actually paid to the Trustee no later than 12 months after the end of the Plan Year to which the contributions relate.

     1.03 AFFILIATE means any company that is a member of a controlled group of corporations (as defined in Code Section 414(b)) that also includes as a member the Company; any trade or business under common control (as defined in Code Section 414(c)) with the Company; any organization (whether or not incorporated) that is a member of an affiliated service group (as defined in Code Section 414(m)) that includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under Code Section 414(o). Notwithstanding the foregoing, the definitions in Code Sections 414(b) and (c) shall be modified as provided in Code Section 415(h).

     1.04 AFTER-TAX CONTRIBUTION means a contribution made by a Participant of amounts after income taxes have been withheld on the amount and all dividends, income, gains and losses attributable thereto. After-Tax Contributions include Participating

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Contributions and Non-participating Contributions. In the case of an O&R
Participant, After-Tax Contributions include Transferred Employee PAYSOP Contributions.

     1.05 AFTER-TAX CONTRIBUTIONS SUBACCOUNT means the account into which is credited all of a Participant's After-Tax Contributions within which shall be separately accounted, if applicable, a Participant's Participating Contributions and Non-Participating Contributions.

     1.06 ANNUAL DOLLAR LIMIT means, effective January 1, 1994, in accordance with Code Section 401(a)(17), $150,000, except that, if for any calendar year from 1994 to 2001 the Cost-of-Living Adjustment is equal to or greater than $10,000, then the Annual Dollar Limit for any Plan Year beginning January 1, 1995, shall be increased by the amount of such Cost-of-Living Adjustment, rounded to the next lowest multiple of $10,000. Effective January 1, 2002, the Annual Dollar Limit is increased to $200,000 and increased each subsequent Plan Year by the Cost-of-Living Adjustment equal to or greater than $5,000.

     1.07 ANNUITY STARTING DATE means the first day of the first period for which an amount is paid following a Participant's retirement or other termination from employment.

     1.08 AVERAGE CONTRIBUTION PERCENTAGE means, with respect to a specified group of Eligible Employees for a Plan Year, the average of the actual Contribution Percentages (calculated separately for each Participant in each specified group). The Contribution Percentage for each group of Eligible Employees will be calculated to the nearest on one-hundredth of one percent.

     1.09 AVERAGE ACTUAL DEFERRAL PERCENTAGE means, with respect to a specified group of Eligible Employees, the average of the Actual Deferral Percentages (calculated separately

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for each Participant in each specified group). The Actual Deferral Percentage for each group of Eligible Employees will be calculated to the nearest one one-hundredth of one percent.

     1.10 BENEFICIARY means the person or persons, trust or other recipient determined in accordance with the provisions of Section 11.03 to succeed to a Participant's Account Balance under the Plan in the event of the death of such Participant prior to the entire distribution of such Account Balance.

     1.11    BOARD means the Board of Trustees of CECONY.

     1.12 BREAK IN SERVICE means a Plan Year in which an Employee completes 500 or fewer Hours of Service. Solely for purposes of determining whether a Break-in-Service has occurred, an Employee who is absent from work on account of the Employee's pregnancy, the birth of the Employee's child, the placement of a child with the Employee in connection with the adoption of that child by the Employee, for purposes of caring for that child or for a Family and Medical Leave Act ("FMLA"), shall be deemed to have earned at least 501 Hours of Service in the Plan Year in which he or she is absent from work or the immediately following Plan Year, whichever Plan Year is necessary to first avoiding a Break in Service.

     1.13 CECONY means the Consolidated Edison Company of New York, Inc., and any successor by merger, purchase or otherwise.

     1.14 CECONY MANAGEMENT EMPLOYEE means an Employee employed by and on the management payroll of CECONY.

     1.15 CECONY MANAGEMENT PARTICIPANT means a CECONY Management Employee who is a Participant.

     1.16 CECONY MANAGEMENT PLAN means the Con Edison Thrift Savings Plan for Management Employees, as in effect and prior to January 1, 2001.

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     1.17    CECONY PARTICIPANT means a CECONY Management Participant and/or a
CECONY Weekly Participant.

     1.18 CECONY WEEKLY EMPLOYEE means an Employee employed by and on the payroll of CECONY who is (a) a member of the collective bargaining unit represented by Local 1-2 of the Utility Workers' Union of America, AFL-CIO or
(b) a member of the collective bargaining unit represented by Local 3 of the International Brotherhood of Electrical Workers, AFL-CIO.

     1.19 CECONY WEEKLY PARTICIPANT means a CECONY Weekly Employee who is a Participant.

     1.20 CECONY WEEKLY PLAN means the Con Edison Retirement Income Savings Plan for Weekly Employees, as in effect on December 31, 2000.

     1.21    CEI means Consolidated Edison, Inc.

     1.22 CEI AFFILIATE OR CEI AFFILIATES means one, more than one or all, as the context indicates, of Consolidated Edison Communications, Inc. (CEC); Consolidated Edison Solutions, Inc. (CES); Consolidated Edison Energy, Inc.
(CEE); Consolidated Edison Development, Inc. (CED); Consolidated Edison Energy Massachusetts, Inc. (CEEM); CED Operating Company, L.P. ("CEDOC") and any future Affiliate who becomes an Employer.

     1.23    CEI EMPLOYEE means an Employee of a CEI Affiliate.

     1.24 CEI PARTICIPANT means a CEI Employee who is a Participant in the Plan.

     1.25 CODE means the Internal Revenue Code of 1986, as amended from time to time.

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     1.26    COMPANY means Consolidated Edison, Inc. or any successor by merger, purchase or otherwise, that assumes the obligations of this Plan with respect to its Eligible Employees.

     1.27 COMPANY STOCK FUND shall have the meaning set forth in Plan Section 5.03.

     1.28    COMPENSATION means

     (a) for a CECONY Weekly Employee, straight time wages, paid for a Payroll Period and determined prior to any reduction for --

             (i)     Pre-Tax Contributions,

             (ii)    Section 125 Contributions, and

             (iii)   Section 132 Contributions.

     Compensation is determined by excluding bonuses, overtime pay, premium pay, incentive compensation, severance pay, deferred compensation and all other forms of special pay;

     (b) for a CECONY Management Employee, a CEI Participant or an O&R Management Employee, base salary in a payroll period, determined prior to any reduction for:

             (i)     Pre-Tax Contributions,

             (ii)    Section 125 Contributions, or

             (iii)   Section 132 Contributions.

     Compensation is determined by excluding bonuses, overtime pay, incentive compensation, commissions, severance pay, deferred compensation and all other forms of special pay; and

     (c) for an O&R Hourly Employee who is not a part-time Employee, forty times the base hourly wage to an Eligible Employee in a week determined prior to any reduction for Pre-Tax Contributions and Section 125 Contributions. Compensation shall not include bonus, overtime, severance pay or other special pay, or any other employer contributions to another deferred compensation plan or employee welfare benefit plan. In the case of an O&R Participant who is a part-time Eligible Employee, twenty shall be substituted for forty in the preceding sentence.

     (d) Compensation for a Plan Year in excess of the Annual Dollar Limit for such Plan Year shall be disregarded.

     1.29 CONTRIBUTION PERCENTAGE for a Highly Compensated Employee is the ratio, expressed as a percentage, of After-Tax Contributions and Employer Contributions on behalf of the Highly Compensated Employee for the current Plan Year to the Highly Compensated Employee's Statutory Compensation for such Plan Year (whether or not the Employee was a Participant for the entire Plan Year). Contribution Percentage for a Non-Highly Compensated Employee is the ratio, expressed as a percentage, of After-Tax Contributions and Employer Contributions on behalf of the Non-Highly Compensated Employee for the prior Plan Year to the Non-Highly Compensated Employee's Statutory Compensation for the portion of such Plan Year in which the Participant was an Eligible Employee. However, Employer Contributions shall not be taken into account to the extent they are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Pre-Tax Contributions, Excess Contributions, or Excess Aggregate Contributions. The Contribution Percentage of each Eligible Employee shall be rounded to the nearest one-hundredth of one percent of such Employee's Statutory Compensation.

     1.30 COST-OF-LIVING ADJUSTMENT means the cost of living adjustment prescribed by the Secretary of the Treasury under Code Section 415(d) and applied to such items and in such manner as the Secretary shall provide.

     1.31 DISABILITY means total and permanent physical or mental disability, as evidenced by (a) receipt of a Social Security disability pension or (b) waiver of premium under an Employer's group term life insurance plan.

     1.32 EARNINGS means the amount of income, if any, to be returned to an affected Participant with any Excess Pre-Tax Contributions, Excess Contributions or Excess Aggregate Contributions. Earnings on Excess Pre-Tax Contributions and Excess Contributions shall be determined by multiplying the income earned on the Subaccount of the Participant for the Plan Year by a fraction, the numerator of which is the Excess Pre-Tax Contributions or Excess Contributions, as the case may be, for the Plan Year and the denominator of which is the Subaccount balance at the end of the Plan Year, disregarding any income or loss occurring during the Plan Year. Earnings on Excess Aggregate Contributions shall be determined in a similar manner by substituting the sum of the Employer Contributions Subaccount and After-Tax Contributions Subaccount for the Pre-Tax Subaccount, and the Excess Aggregate Contributions for the Excess Pre-Tax Contributions and Excess Contributions in the preceding sentence.

     1.33 ELIGIBLE EMPLOYEE means a CECONY Weekly Employee, CECONY Management Employee, an O&R Hourly Employee, an O&R Management Employee, and a CEI Employee.

     1.34 EMPLOYEE means an individual who is employed by and a common law employee of the Company or an Affiliate and receives Compensation other than a pension, severance pay, retainer or fee under contract. The term Employee excludes any Leased Employee.

     1.35 EMPLOYER means one, more than one, or all, as the context requires of CECONY, O&R, and each CEI Affiliate. Employer also means each newly created, future established or acquired Affiliate to the extent that such Affiliate elects to participate and CECONY approves its participation in the Plan.

     1.36 EMPLOYER CONTRIBUTION means a contribution to the Trust Fund made by an Employer on behalf of a Participant.

     1.37 EMPLOYER CONTRIBUTIONS SUBACCOUNT means the Subaccount into which is credited a Participant's Employer Contributions.

     1.38 ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     1.39 ESOP means, effective on the ESOP Effective Date, the Consolidated Edison Employee Stock Ownership Plan ("ESOP"), which is incorporated into and becomes a separate plan within this Plan.

     1.40    ESOP EFFECTIVE DATE means May 8, 2002.

     1.41 ESOP TRUST FUND means that part of the Trust Fund held exclusively for the ESOP Accounts of the ESOP Participants.

     1.42 EXCESS AGGREGATE CONTRIBUTIONS means with respect to any Plan Year, the excess of:

     (a) The actual Contribution Percentage(s) taken into account in computing the numerator of the Average Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

     (b) The maximum actual Contribution Percentages permitted by the Average Contribution Percentage test determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentage beginning with the highest of such percentage.

     Such determination shall be made after first determining Excess Pre-Tax Contributions and then Excess Contributions. In no case shall the amount of Excess Aggregate Contributions with respect to any Highly Compensated Employee exceed the amount of After-Tax Contributions and Employer Contributions made on behalf of such Highly Compensated Employee for the Plan Year.

     1.43 EXCESS CONTRIBUTIONS means, with respect to any Plan Year, the excess of:

     (a) the aggregate amount of Employer Contributions actually taken into account in computing the Average Actual Deferral Percentage of Highly Compensated Employees for such Plan Year, over

     (b) the maximum amount of Employer's contributions permitted by the Average Actual Deferral Percentage test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of the Actual average Deferral Percentages, beginning with the highest of such percentages).

     In no case shall the amount of Excess Contributions for a Plan Year with respect to any Highly Compensated Employee exceed the amount of Pre-Tax Contributions made on behalf of such Highly Compensated Employee for the Plan Year.

     1.44    EXCESS DEFERRAL PERCENTAGE means the excess of:

     (a) the Average Deferral Percentage for the group of eligible Highly Compensated Employees, over

     (b) the Average Deferral Percentage limit permissible to such group of Highly Compensated Employees.

     1.45 EXCESS PRE-TAX CONTRIBUTIONS means those Pre-Tax Contributions that are includible in a Participant's gross income under Code Section 402(g) to the extent the Participant's Pre-Tax Contributions exceed the dollar limitation under Code Section 402(g).

     1.46 HIGHLY COMPENSATED EMPLOYEE means any Employee of the Company or an Affiliate (whether or not an Eligible Employee) who during the look-back year received Statutory Compensation in excess of $80,000, adjusted by the Cost-of-Living Adjustment and, at the election of the Company or CECONY, was in the "Top Paid Group." The term "Top Paid Group" includes all Employees who are among the 20% highest paid. A Highly Compensated Management Employee means a Highly Compensated Employee who is a CECONY Management Employee, an O&R Management Employee, or a CEI Employee who is not covered by a collective bargaining agreement. A Highly Compensated Union Employee is a Highly Compensated Employee who is a Local 1-2 Employee, Local 3 Employee, and an O&R Hourly Employee who is covered by a collective bargaining agreement.

     1.47 HOUR OF SERVICE means, with respect to any applicable computation period,

     (a)     each hour for which:

             (i) the Employee is paid or entitled to payment for the performance of duties for the Company or an Affiliate;

             (ii) the Employee is paid or entitled to payment by the Company or an Affiliate on account of a period during which no duties are performed, whether or not the employment relationship has terminated, due to vacation, holiday, illness, incapacity (including disability),layoff, jury duty, military duty or leave of absence; and

             (iii) back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company or an Affiliate, excluding any hour credited under (a)(i) or (ii), which shall be credited to the computation period or periods to which the award, agreement or payment pertains rather than to the computation period in which the award, agreement or payment is made.

     (b) No hours shall be credited on account of any period during which the Employee performs no duties and receives payment solely for the purpose of complying with unemployment compensation, workers' compensation or disability insurance laws. Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically-related expenses incurred by the employee. The Hours of Service credited shall be determined as required by Title 29 of the Code of Federal Regulations, Sections 2530.200b-2(b) and (c).

     (c) With regard to an Employee for whom a record of his or her Hours of Service is not maintained,

             (i)     One day of employment equals 10 Hours of Service;

             (ii)    One week of employment equals 45 Hours of Service; and

             (iii)   One month of employment equals 190 Hours of Service.

     1.48 INVESTMENT FUND means an investment fund available under the Plan for investment of assets held in the Trust Fund or the ESOP Trust Fund.

     1.49    INVESTMENT MANAGER means an investment manager as defined in ERISA
Section 3(38), which is appointed by the Named Fiduciaries.

     1.50 LEASED EMPLOYEE means any person performing services for the Company or an Affiliate as a leased employee as defined in Code Section 414(n). In the case of any person who is a Leased Employee before or after a period of service as an Employee, the entire period during which he or she has performed services as a Leased Employee shall be counted as service as an Employee for all purposes of the Plan, except that he or she shall not, by reason of that status, become a Participant of the Plan.

     1.51    LOAN RESERVE shall have the meaning set forth in Section 9.08.

     1.52 LOCAL 1-2 EMPLOYEE means an Employee represented by Local 1-2, Utility Workers' Union of America, AFL-CIO.

     1.53 LOCAL 3 EMPLOYEE means an Employee represented by Local 3, International Brotherhood of Electrical Workers, AFL-CIO.

     1.54 NAMED FIDUCIARIES means the persons designated as named fiduciaries of the Plan pursuant to Section 10.01.

     1.55 NON-HIGHLY COMPENSATED MANAGEMENT EMPLOYEE means any CECONY Management Employee, O&R Management Employee or CEI Employee who is not covered by a collective bargaining agreement and not a Highly Compensated Employee.

     1.56 NON-PARTICIPATING CONTRIBUTION means the portion of a CECONY Participant's or CEI Participant's Pre-Tax Contributions or After-Tax Contributions that is not matched by Employer Contributions.

     1.57    O&R means Orange and Rockland Utilities, Inc.

     1.58 O&R EMPLOYEE means an Employee employed by and on the active payroll of O&R. A person designated by O&R as a co-op employee or employed in a co-op capacity, as such term is defined by O&R, and any employee employed on a temporary or seasonal basis shall not be considered an O&R Employee or an Eligible Employee.

     1.59 O&R HOURLY EMPLOYEE means an Employee employed by and on the active payroll of O&R who is a member of the collective bargaining unit represented by Local 503 of the International Brotherhood of Electrical Workers, AFL-CIO.

     1.60 O&R HOURLY PLAN means the Orange and Rockland Utilities, Inc. Hourly Group Savings Plan, as in effect on December 31, 2000.

     1.61 O&R MANAGEMENT EMPLOYEE means an Employee employed by and on the active management payroll of O&R and is not an O&R Hourly Employee.

     1.62 O&R MANAGEMENT PLAN means the Orange and Rockland Utilities, Inc. Management Employees' Savings Plan, as in effect on December 31, 2000.

     1.63 O&R PARTICIPANT means an O&R Hourly Employee and an O&R Management Employee who is participating in the Plan.

     1.64 PARTICIPANT means any person who has an Account Balance in the Plan.

     1.65 PARTICIPATING CONTRIBUTION means the portion of the Participant's Pre-tax Contributions or After-Tax Contributions for which there is a matching Employer Contribution.

     1.66    PAYROLL PERIOD means

     (a) for a CECONY Weekly Employee, a one week period commencing on a Sunday and ending on the next following Saturday;

     (b) for a CECONY Management Employee, a one month period commencing on the first and ending on the last day of the month;

     (c) for an O&R Participant, the dates that O&R provides payroll information to the Trustees in order to determine the amounts that should be withheld from an O&R Participant's pay as Pre-Tax Contributions and/or After-Tax Contributions and the amounts that should be rendered by O&R to the Trustee on behalf of an O&R Participant as an Employer Contribution; and

     (d) for a CEI Participant, the prevailing payroll period for that CEI Affiliate.

     1.67 PLAN means the Consolidated Edison Thrift Savings Plan, as amended from time to time, as set forth herein.

     1.68 PLAN ADMINISTRATOR means the Plan Administrator appointed pursuant to Section 10.01 to administer the Plan and the ESOP.

     1.69    PLAN YEAR means the calendar year.

     1.70 PRE-TAX CONTRIBUTION means an Employer's contributions made to the Plan at the election of the Participant, in lieu of cash compensation and before income taxes have been withheld on the amount, and includes contributions made pursuant to a salary reduction agreement. In the case of an O&R Participant, Pre-Tax Contributions include those Transferred Employer PAYSOP-Contributions that were transferred to the O&R Plan. Pre-Tax Contributions includes amounts deemed as Pre-Tax Contributions pursuant to an election under a cafeteria plan maintained by CECONY.

     1.71 PRE-TAX CONTRIBUTIONS SUBACCOUNT means the Subaccount into which is credited all of a Participant's Pre-Tax Contributions and within which are separately accounted for as Participating Contributions and Non-Participating Contributions.

     1.72 PRIOR PLAN OR PRIOR PLANS means one, more than one, or all, as the context requires, of the CECONY Management Plan, the CECONY Weekly Plan, the O&R Hourly Plan and the O&R Management Plan.

     1.73 RECORD KEEPER means the individual(s) or firm selected by the Plan Administrator to provide record keeping and Participant accounting services for the Plan, including maintenance of separate accounts for Participants in accordance with the provisions of Section 5.04.

     1.74 RETIREMENT means termination of employment by a Participant under circumstances in which he or she is entitled to receive an early retirement pension allowance, normal retirement pension allowance or late retirement pension allowance under any Employer defined benefit plan. Retirement means termination from employment on or after his or her sixty-fifth birthday.

     1.75    ROLLOVER CONTRIBUTIONS means amounts contributed pursuant to Plan
Section 3.08.

     1.76 ROLLOVER CONTRIBUTIONS SUBACCOUNT means the account credited with a Participant's Rollover Contributions and earnings on those contributions. Effective for Rollover Contributions received on or after January 1, 2002, a Rollover Contributions Subaccount may include a separately accounted for after-tax rollover Subaccount attributable to after-tax rollover contributions directly transferred to this Plan.

     1.77 SECTION 125 CONTRIBUTIONS means Employee contributions made pursuant to a salary reduction agreement under a cafeteria plan as that term is defined in Code Section 125.

     1.78 SECTION 132 CONTRIBUTIONS means Employee contributions made for qualified transportation expenses under a transportation reimbursement account.

     1.79 SHARES means issued and outstanding shares of common stock of the Company and shall include fractional shares of such common stock.

     1.80 STATUTORY COMPENSATION means the wages, salaries, and other amounts paid in respect of an Employee for services actually rendered to the Company or an Affiliate, including by way of example, shift premiums, bonuses, overtime payments and similar payments, but excluding non-taxable contributions to deferred compensation plans, taxable non-qualified stock options and other distributions which receive special tax benefits under the Code. Statutory Compensation includes Pre-Tax Contributions, Section 125 Contributions and
Section 132 Contributions. Statutory Compensation may not exceed the Annual Dollar Limit. To the extent that the above definition does not satisfy the non-discrimination requirements, Statutory Compensation may be redefined, by the Plan Administrator, to meet an alternative definition of compensation, including within Code Section 415(c)(3).

     1.81 TOP HEAVY GROUP means any required aggregation group (as defined in Section 12.03) or any permissive aggregation group (as defined in Section 12.03) in which more than 60% of the sum of (a) the aggregate account balances under all plans in the group and (b) the aggregate present value of accrued benefits under all plans in the group is allocated to key employees. For the purpose of this definition, present value shall be determined on basis of the applicable interest rate and applicable mortality table as set forth in the Company's defined benefit plan.

     1.82 TOP-HEAVY PLAN means any defined contribution plan or defined benefit plan of an Employer or the Company under which more that 60% of the sum of (a) its aggregate account balances and (b) the present value of its aggregate accrued benefits is allocated to key employees. For the purposes of this definition present value shall be determined on the basis of the applicable interest rate and applicable mortality table as set forth in the Company's defined benefit plan.

     1.83 TRANSFERRED EMPLOYER AND EMPLOYEE PAYSOP CONTRIBUTIONS means those amounts transferred to the O&R Management Plan or the O&R Hourly Plan on behalf of an O&R Employee from the terminated Orange and Rockland Utilities, Inc. Payroll-Based Employee Stock Ownership Plan.

     1.84 TRASOP means the Tax Reduction Act Stock Ownership Plan of Consolidated Edison Company of New York, Inc., as included within this plan document, effective as of July 1, 1988.

     1.85 TRASOP ACCOUNT means an account maintained under the TRASOP by the Trustee of the TRASOP Trust Fund for an Employee.

     1.86 TRASOP TRUST FUND means the Trust Fund established solely for the TRASOP Accounts.

     1.87    TRUST FUND means the trust fund described in Article 5.

     1.88 TRUSTEE means the trustee appointed and acting as trustee of the Trust Fund, the TRASOP Trust Fund and the ESOP Trust Fund.

     1.89 VESTED PORTION means the portion of an Account Balance in which the Participant has a nonforfeitable interest as provided in Article 6.

     1.90 YEAR OF SERVICE means each Plan Year in which an Employee is credited with at least 1000 Hours of Service. An Employee is credited with a Year of Service in the month in which he or she completes 1000 Hours of Service. An Employee will be credited with a Year of Service in each Plan Year in which the Employee is absent on account of qualified military service, in accordance with Code Section 414(u).

                                   ARTICLE II

                          ELIGIBILITY AND PARTICIPATION

     2.01    ELIGIBILITY

     (a) Any person who was a Participant in a Prior Plan will continue to be a Participant in this Plan.

     (b)     Each Eligible Employee is eligible to participate in the Plan.

     (c) Each Eligible Employee who was a Participant in, and had an account under the TRASOP on December 31, 2000, will continue to participate in the TRASOP and have a TRASOP Account. As of July 1, 1988, the TRASOP was closed to new Eligible Employees.

     2.02    PARTICIPATION

     (a) An Eligible Employee becomes a Participant by satisfying the service requirements, if any, as described herein, and by completing the enrollment process described below or such other enrollment process as may be prescribed by the Plan Administrator. An Eligible Employee must elect to make contributions to the Trust Fund in an amount or percentage as permitted by
Section 3.01. In general, a Participant's contributions are made by regular payroll deductions authorized from time to time by such Participant in such manner and on such conditions as may be prescribed by the Plan Administrator.

        (1) CECONY Weekly Employee. A CECONY Weekly Employee may become a Participant after completing 3 months of service. Participation may begin with the next immediately following Payroll Period by making an enrollment election not later than the day specified by the Plan Administrator.

        (2) CECONY Management Employee or CEI Employee. A CECONY Management Employee or a CEI Employee may become a Participant in a calendar month following his or her date of hire by making an enrollment election on or before the 20th day of the first calendar month of hire or any subsequent calendar month.

        (3) O&R Hourly Employee. An O&R Hourly Employee may become a Participant in any month following the completion of one Year of Service. Thereafter, an O&R Hourly Employee may participate by making an election on or before the 24th day of any month. Participation will become effective on the first day of the first Payroll Period in the month following the month in which the election is made.

        (4) O&R Management Employee. An O&R Management Employee may become a Participant in any month upon the completion of six months of service and making an election on or before the 24th day of that sixth month or any month thereafter. Participation will become effective on the first day of the first Payroll Period in the month immediately following the month in which the election is made. Six months of participation means a six-month period in which an O&R Management Employee is credited with at least five hundred Hours of Service. Such six-month period will commence on the date the O&R Management Employee first completes an Hour of Service.

        (5) Other Eligible Employees. To the extent that a person becomes an Eligible Employee and is not otherwise covered by a designated classification, he or she may become a Participant in the month in which his or her Employer adopts the Plan as provided in the Plan Section 11.05 and satisfies whatever eligibility requirements, if any, his or her Employer selects.

     2.03    REEMPLOYMENT OF FORMER EMPLOYEES AND FORMER PARTICIPANTS

     Any person reemployed as an Eligible Employee, who previously was eligible to become a Participant, will become a Participant upon making an effective enrollment election as may be prescribed by the Plan Administrator.

     2.04    TRANSFERRED PARTICIPANTS

     A Participant who remains in the employ of the Company or an Affiliate but ceases to be an Eligible Employee will continue to be a Participant in the Plan but will not be eligible to make After-Tax Contributions or Pre-Tax Contributions or have Employer Contributions made on his or her behalf while his or her employment status is other than as an Eligible Employee.

     2.05    TERMINATION OF PARTICIPATION

     A Participant's participation terminates on the date he or she is no longer employed by the Company or Affiliate and no longer has an Account Balance.

     2.06    PARTICIPATION IN ESOP

     In accordance with Article XIV, and effective on the ESOP Effective Date, each Participant who receives an Employer Contribution is eligible to participate in the ESOP.

                                   ARTICLE III

                                  CONTRIBUTIONS

     3.01    CONTRIBUTION ELECTION

     (a) CECONY WEEKLY PARTICIPANT. A CECONY Weekly Participant may elect to contribute for each of his or her basic straight-time Hours of Service not in excess of 40 in a Payroll Period, in one cent multiples or in the maximum permissible amount if such maximum is not a multiple of one cent, as follows:
(i) for a Local 3 Employee for any Payroll Period beginning on or after: (x) January 1, 2000, and before January 1, 2001, not in excess of $3.52 per hour;
(y) January 1, 2001, and before January 1, 2002, not in excess of $3.72 per hour; and (z) January 1, 2002, not in excess of $20.00 per hour; and (ii) for a Local 1-2 Employee for any Payroll Period beginning on or after: (x) January 1, 2000, and before January 1, 2001, not in excess of $3.52 per hour; (y) January 1, 2001, not in excess of $6.75 per hour; and (z) January 1, 2002, not in excess of $20.00 per hour. In any case, effective January 1, 2002, a CECONY Weekly Participant may contribute up to but no more than the lesser of $20.00 per hour or 50% of basic straight-time pay. Such maximum amount of contributions shall be subject to limitations imposed under the Code. At the time a CECONY Weekly Participant elects a contribution amount, he or she shall, in such manner and on such conditions as may be prescribed by the Plan Administrator, designate which portion is to be Pre-Tax Contributions and which is to be After-Tax Contributions. A CECONY Weekly Participant may elect to make Pre-Tax Contributions whether or not he or she elects to make After-Tax Contributions and may elect to make After-Tax Contributions whether or not he or she elects to make Pre-Tax Contributions. Pre-Tax Contributions and After-Tax Contributions are further limited as provided below and in Article 8.

     (b) CECONY MANAGEMENT AND A CEI PARTICIPANT. For Plan Years beginning before January 1, 2002, a CECONY Management Participant and a CEI Participant may elect to reduce his or her Compensation payable while a Participant by at least 1% and not more than 18%, in multiples of 1%, and have that amount contributed to the Plan as Pre-Tax Contributions and/or After-Tax Contributions. A CECONY Management Participant or CEI Participant may elect to make Pre-Tax Contributions whether or not he or she elects to make After-Tax Contributions and may elect to make After-Tax Contributions whether or not he or she has elected to make Pre-Tax Contributions. An amount contributed to the Plan pursuant to the election of a CECONY Management Participant under a cafeteria plan under Code Section 125 may be designated as a Pre-Tax Contribution or an After-Tax Contribution. The maximum total percentage of Compensation which the CECONY Management Participant and CEI Participant may elect to contribute in the aggregate as Pre-Tax Contributions and After-Tax Contributions is 18%. Pre-Tax Contributions and After-Tax Contributions are further limited as provided below and in Article 8. For Plan Years beginning on and after January 1, 2002, a CECONY Management Participant and a CEI Participant may elect to contribute up to 50% of his or her Compensation as Pre-Tax Contributions and/or After-Tax Contributions, subject to the maximum annual addition limit set forth in Section
8.03 of the Plan.

     (c) O&R HOURLY PARTICIPANT. An O&R Hourly Participant may elect to reduce his or her Compensation by at least 2% and not more than 20%, in multiples of 1%, and have that amount contributed to the Plan as Pre-Tax Contributions. Pre-Tax Contributions are further limited as provided below and in Article 8.

     (d) O&R MANAGEMENT PARTICIPANT. For Plan Years beginning before January 1, 2002, an O&R Management Participant may elect to reduce his or her Compensation payable while a Participant by at least 2% and not more than 15%, in multiples of 1%, and have that amount contributed to the Plan. Effective January 1, 2002, an O&R Management Participant may contribute up to 50% of his or her Compensation. At the time an O&R Management Participant elects a contribution amount, he or she will designate which portion is to be Pre-Tax Contributions and which is to be After-Tax Contributions. An O&R Management Participant may elect to make Pre-Tax Contributions whether or not he or she elects to make After-Tax Contributions and may elect to make After-Tax Contributions whether or not he or she elects to make Pre-Tax Contributions. Pre-Tax Contributions and After-Tax Contributions are to be further limited as provided below and in Article 8.

     3.02    PRE-TAX CONTRIBUTION DOLLAR LIMITATION AND RE-CHARACTERIZATION

     In no event will a Participant's Pre-Tax Contributions made on his or her behalf by the Company or an Affiliate to all plans, contracts or arrangements, subject to the provisions of Code Section 402(g), in any calendar year exceed $7,000 multiplied by the Cost-of-Living Adjustment. The Pre-Tax Contribution limit will be increased for calendar year 2002 to $11,000; for calendar year 2003 to $12,000; for calendar year 2004 to $13,000; for calendar year 2005 to $14,000; and for calendar year 2006 to $15,000. Beginning in calendar year 2006, the $15,000 limit will be multiplied by the Cost-of-Living Adjustment, increasing in $500 increments. Once a Participant's Pre-Tax Contributions in a calendar year reach the applicable dollar limitation, his or her election of Pre-Tax Contributions for the remainder of the calendar year will be canceled. If so elected by a Participant, other than for an O&R Hourly Participant, excess Pre-Tax Contributions will be re-characterized as After-Tax Contributions at the same rate as was previously in effect for Pre-Tax Contributions. Each

Participant affected by this Section 3.02 may elect to change or suspend the rate at which he or she makes After-Tax Contributions. As of the first Payroll Period of the calendar year following such cancellation, the Participant's election of Pre-Tax Contributions will again become effective at the rate in accordance with his or her most recent election.

     3.03    RETURN OF EXCESS PRE-TAX CONTRIBUTIONS

     In the event that the sum of the Pre-Tax Contributions and similar contributions to any other qualified defined contribution plan maintained by the Company or an Affiliate exceed the dollar limitation in Code Section 402(g) for any calendar year, the Participant will be deemed to have elected a return of Pre-Tax Contributions in excess of such limit ("Excess Pre-Tax Contributions") from this Plan. Unless Excess Pre-Tax Contributions are characterized as After-Tax Contributions, Excess Pre-Tax Contributions, together with Earnings, will be returned to the Participant no later than the April 15th following the end of the calendar year in which the Excess Pre-Tax Contributions were made. The amount of Excess Pre-Tax Contributions to be returned for any calendar year will be reduced by any Pre-Tax Contributions previously returned to the Participant under Section 8.01 for that calendar year. In the event any Pre-Tax Contributions returned under this Section 3.03 were matched by Employer Contributions, those Employer Contributions, together with Earnings, will be forfeited and used to reduce future Employer Contributions. In the event any Pre-Tax Contributions returned under this Section 3.03 were matched by Employer Contributions, those Employer Contributions, together with Earnings, will be forfeited and used to reduce future Employer Contributions.

     3.04    EXCESS DEFERRALS TO OTHER PLANS

     If a Participant makes tax-deferred contributions under another qualified defined contribution plan maintained by an employer other than the Company or an Affiliate for any calendar year and those contributions when added to his or her Pre-Tax Contributions result if Excess Pre-Tax Contributions, the Participant may allocate all or a portion of the Excess Pre-Tax Contributions to this Plan. In that event, the Excess Pre-Tax Contributions, together with Earnings, will be returned to the Participant no later than the April 15th following the end of the calendar year in which the Excess Pre-Tax Contributions were made. The Plan is not required to return Excess Pre-Tax Contributions unless the Participant notifies the Plan Administrator, in writing, by March 1st of the following calendar year of the amount of the Excess Pre-Tax Contributions allocated to this Plan. The amount of Excess Pre-Tax Contributions to be returned for any calendar year will be reduced by any Pre-Tax Contributions previously returned to the Participant under Section 8.01 for that calendar year. In the event any Pre-Tax Contributions returned under this Section 3.04 were matched by Employer Contributions, those Employer Contributions, together with Earnings, will be forfeited and used to reduce future Employer Contributions.

     3.05    PARTICIPATING CONTRIBUTIONS ELIGIBLE FOR EMPLOYER CONTRIBUTIONS

     (a) CECONY WEEKLY PARTICIPANT A Participating Contribution means that amount of a Participant's contribution which is matched by an Employer Contribution. In the instance of a CECONY Weekly Participant who is a Local 1-2 Employee, his or her contribution may not exceed: (1) 97 cents per hour for any Payroll Period beginning on or after January 1, 2000, (2) $1.02 per hour for any Payroll Period beginning on or after January 1, 2001, (3) $1.07 per hour for any Payroll Period beginning on or after January 1, 2002, (4) $1.12 per hour for any Payroll Period beginning on or after January 1, 2003, or (5) $1.17 per hour for any Payroll Period beginning on or after January 1, 2004. Such contribution will be the Local 1-2 Employee's Participating Contribution for such Payroll Period. A Local 3 Employee's contribution may not exceed (1) $1.02 per hour for any

Payroll Period beginning on or after January 1, 2001, (2) $1.07 per hour for any Payroll Period beginning on or after January 1, 2002, (3) $1.12 per hour for any Payroll Period beginning on or after January 1, 2003, (4) $1.17 per hour for any Payroll Period beginning on or after January 1, 2004, or (5) $1.22 per hour for any Payroll Period beginning on or after January 1, 2005. Such contributions shall be the Local 3 Employee's Participating Contribution for such Payroll Period. The amount, if any, by which a CECONY Weekly Participant's contribution for a Payroll Period exceeds his or her Participating Contribution will be his or her Non-Participating Contribution for such Payroll Period.

     CECONY will contribute on behalf of a CECONY Weekly Participant who elects to make Pre-Tax Contributions or After-Tax Contributions for a Payroll Period an amount equal to 50% of the aggregate Participating Contributions made by the CECONY Weekly Participant for such Payroll Period matching first Pre-Tax Contributions and then After-Tax Contributions. Employer Contributions are made expressly conditional on the Plan satisfying the provisions of Article VIII. If any portion of the Pre-Tax Contribution or After-Tax Contribution to which the Employer Contribution relates is returned to the CECONY Weekly Participant under
Section 3.01, 8.01, 8.02 or 8.03, the corresponding Employer Contribution will be forfeited, and if any amount of the Employer Contribution is deemed an Excess Aggregate Contribution under Section 8.03, such amount will be forfeited in accordance with the provisions of that Section.

     (b) CECONY MANAGEMENT PARTICIPANT AND CEI PARTICIPANT CECONY and each CEI Affiliate will contribute on behalf of each CECONY Management Participant or CEI Participant, as the case may be, who elects to make Pre-Tax Contributions or After-Tax

Contributions an amount equal to 50% of the sum of the Pre-Tax Contributions and After-Tax Contributions made on behalf of or by the CECONY Management Participant or the CEI Participant to the Plan during each month, not to exceed 6% of Compensation for such month, to be matched first on Pre-Tax Contributions, and then on After-Tax Contributions. Employer Contributions for a month will not exceed 3% of the Participant's Compensation for such month. Employer Contributions are made expressly conditional on the Plan satisfying the provisions of Article VIII. If any portion of the Pre-Tax Contribution or After-Tax Contribution to which an Employer Contribution relates is returned to the CECONY Management Participant or CEI Participant under Section 3.01, 8.01,
8.02 or 8.03, the corresponding Employer Contribution will be forfeited, and if any amount of the Employer Contribution is deemed an Excess Aggregate Contribution under Section 8.03, the Excess Aggregate Contribution will be forfeited in accordance with the provisions of Section 8.03. In the event a CECONY Management Participant or CEI Participant elects to make Pre-Tax Contributions and/or After-Tax Contributions in an amount which, when taking into account his or her Employer Contributions, exceeds the maximum annual additions, as defined and determined in Section 8.03 of the Plan, the Employer will contribute an additional Employer contribution on behalf of such Participant ("CECONY/CEI True- Up Contribution"). The CECONY/CEI True- Up Contribution, will be made as soon as administratively possible after the end of the Plan Year, for each such CECONY Management Participant and CEI Participant who is employed at year end. The CECONY/CEI True-Up Contribution will equal the difference between 3% of such Participant's Compensation on an annual basis minus his or her total Employer Contributions made during the year.

     (c) O&R HOURLY PARTICIPANT O&R will contribute on behalf of each O&R Hourly Participant who elects to make Pre-Tax Contributions an amount equal to 50% of

Pre-Tax Contributions up to the first "x" percent of Compensation of the O&R Hourly Participant during each month, where beginning: (1) January 1, 2000, "x" equals 3; (2) January 1, 2003, "x" equals 4; and (3) January 1, 2004, "x" equals 5 of the O&R Hourly Participant's Compensation for such month. In addition, as soon as administratively possible after the end of the Plan Year, O&R will contribute, as of the end of the Plan Year, for each O&R Hourly Participant who is employed at year end and who in the prior Payroll Periods during that Plan Year had made Pre-Tax Contributions at a rate in excess of, beginning (1) January 1, 2000, 3%; (2) January 1, 2003, 4%; or (3) January 1, 2004, 5%; of the
O&R Hourly Participant's Compensation, an Employer Contribution equal to 50% of the O&R Hourly Participant's Pre-Tax Contributions that were not previously matched ("True-Up Contributions"). True-Up Contributions will not exceed such amount as will result in the total O&R Employer Contributions, both those made previously during the year and those as of year end, exceeding 50% of a O&R Hourly Participant's Pre-Tax Contributions that do not exceed, beginning: (1) January 1, 2000, 3%; (2) January 1, 2003, 4%; or (3) January 1, 2004, 5%, of the
O&R Hourly Participant's Compensation on an annual basis.

     (d) O&R MANAGEMENT PARTICIPANT O&R will contribute on behalf of each O&R Management Participant who elects to make Pre-Tax Contributions an amount equal to 50% of the Pre-Tax Contributions made on behalf of or by the O&R Management Participant to the Plan during each month not to exceed 3% of his or her Compensation for the month. In addition, as soon as administratively possible after the end of the Plan Year, O&R will contribute, as of the end of the Plan Year, for each O&R Management Participant who is employed at year end and who in the prior Payroll Periods during that Plan Year had made Pre-Tax Contributions at a rate in excess of 3% of his or her Compensation, a True-Up

Contribution equal to 50% of his or her Pre-Tax Contributions. True-Up Contributions will not exceed such amount as will result in the total O&R Employer Contributions, both those made previously during the year and those as of year end, exceeding 50% of a O&R Management Participant's Pre-Tax Contributions that do not exceed 3% of his or her Compensation on an annual basis.

     3.06    ROLLOVER CONTRIBUTIONS

     (a) Subject to such terms and conditions as the Plan Administrator may determine to be appropriate, applied in a uniform and non-discriminatory manner to all Eligible Employees, and without regard to any limitations on contributions set forth in this Article 3, the Plan may receive from an Eligible Employee for credit to his or her Rollover Contributions Subaccount, in cash, any amount previously distributed (or deemed to have been distributed) to him or her from a qualified plan or, beginning January 1, 2002, a traditional individual retirement account ("IRA"), a government plan subject to Code Section 457 or a Code Section 403(b) tax sheltered annuity. The Plan may receive such amount either from the Eligible Employee or in the form of a direct rollover. Notwithstanding the foregoing, the Plan shall not accept any amount unless such amount is eligible to be rolled over in accordance with applicable law and the Eligible Employee provides evidence satisfactory to the Plan Administrator that such amount qualifies for rollover treatment. Unless received by the Plan in the form of a direct rollover, the rollover contribution must be paid to the Trustee on or before the 60th day after the day it was received by the Eligible Employee or be rolled over from an IRA. Effective January 1, 2002, an eligible rollover distribution from an IRA is the amount of a distribution from an IRA that is includible in gross income, including amounts attributable to an Employee's personal IRA contributions made outside of a qualified plan. At the time received by the Plan, the Eligible Employee shall, in such manner and on such conditions as may be prescribed by the Plan Administrator, elect to invest the Rollover Contribution in the investment funds then available under the Plan to a Participant. If the Eligible Employee fails to make an investment election, 100% of the Rollover Contribution shall be invested in the Fixed Income Fund.

     (b) The Plan may also accept from a former Employee who is a Participant a rollover or a direct rollover of an amount received from a defined benefit plan sponsored by an Employer or from the TRASOP.

     (c) Subject to terms and conditions as the Plan Administrator may determine to be appropriate, applied and non-discriminatory manner to all Participants, the Plan may receive on behalf of Participant a trust-to-trust transfer from another qualified plan. Any Participant whose benefits are the subject of a trust-to-trust transfer from another qualified plan to this Plan will be entitled to receive benefits, rights and features from the Plan that are no less than the benefits, rights and features he would be entitled to receive from the other qualified plan immediately preceding the transfer. To the extent feasible, such transfer shall be made on an in-kind basis. To the extent such transfer is made in the form of cash, at the time received by the Plan the Participant shall, in such manner and on such terms as may be prescribed by the Plan Administrator, elect to invest the cash in the Investment Funds then available under the Plan other than the Company Stock fund.

     3.07    CHANGES IN CONTRIBUTIONS

     A Participant may increase, reduce, suspend or resume his or her contributions within the limits prescribed by Sections 3.01 and/or 3.02, effective as of the next first Payroll Period, by making a new election, on or before the date set by the Plan Administrator, in such manner and on such conditions as may be prescribed by the Plan Administrator. A Participant may make changes in contribution levels once a month.

     3.08    PAYMENT TO TRUST

     Amounts contributed by Participants will be paid by each Employer to the Trustee promptly and credited by the Trustee to their Accounts in accordance with the certification of each Employer as to the names of the contributing Participants and the respective amounts contributed by each Participant as Participating Contributions, Non-Participating Contributions, Pre-Tax Contributions, After-Tax Contributions and Rollover Contributions.

     3.09    NO CONTRIBUTIONS TO TRASOP

     No contributions to the TRASOP by any Employer or by Participants are permitted.

     3.10    CATCH-UP CONTRIBUTIONS

     (a) Effective January 1, 2002, or at such later time as the Plan Administrator may determine to implement, each "Catch-Up Participant," as defined below, may contribute for each "Catch-Up Year," as defined below, an amount not to exceed the lesser of the "Catch-Up Contribution," as defined below, or the Catch-Up Participant's compensation reduced by any other Pre-Tax Contributions for that Catch-Up Year.

     (b) Definitions:

             (i) CATCH-UP PARTICIPANT means a Participant who has attained age 50 by the last day of a Catch-Up Year and for whom no additional Pre-Tax Contributions can be made for that Catch-Up Year because of the application of the calendar year annual dollar limit set forth in Code Section 402(g) or any other limitations in the Plan.

             (ii) CATCH-UP YEAR means Plan Year beginning January 2, 2002 ("CUY 2002"), January 1, 2003 ("CUY 2003"), January 1, 2004
                    ("CUY 2004"), January 1, 2005 ("CUY 2005"), or January 1,
                    2006 ("CUY 2006").

             (iii) CATCH-UP CONTRIBUTION means a Pre-Tax Contribution in the amount of $1,000 for CUY 2002, $2,000 for CUY 2003, $3,000 for CUY 2004, $4,000 for CUY 2005, and $5,000 for CUY 2006.
                    For Plan Years beginning after CUY 2006, the $5,000 Catch-Up Contribution is adjusted by the Cost of Living Adjustment, increasing, when applicable, in $500 increments. Catch-Up Contributions are not taken into account for purposes of determining the Actual Deferral Percentage or Average Actual Deferral Percentage.

     3.11    EMPLOYER CONTRIBUTIONS TO ESOP

     Employer Contributions made on behalf of an ESOP Participant are automatically contributed to the ESOP.

                                   ARTICLE IV

                   INVESTMENT ELECTIONS - TIMING AND FREQUENCY

     4.01    EMPLOYER CONTRIBUTIONS ELECTION

     A Participant may elect to have Employer Contributions allocated to his or her Employer Contributions Subaccount invested, in multiples of 1%, in one or more of the Investment Funds, including the Company Stock Fund. Effective May 8, 2002, Employer Contributions allocated to the Company Stock Fund are made to the ESOP. If the Participant fails to make an election as to the Investment Fund(s) for his or her Employer Contributions, 100% of such Contributions shall be invested in the Fixed Income Fund. Any such election shall be made in such manner and on such conditions as may be prescribed by the Plan Administrator.

     4.02 PARTICIPANT PRE-TAX CONTRIBUTIONS, AFTER-TAX CONTRIBUTIONS AND ROLLOVER CONTRIBUTIONS

     A Participant may elect to have his or her Pre-Tax Contributions, After-Tax Contributions, and Rollover Contributions invested, in multiples of 1%, in any Investment Fund other than the Company Stock Fund. If the Participant fails to make an election as to the Investment Fund(s) for his or her contributions, 100% of such contributions will be invested in the Fixed Income Fund.

     4.03    CHANGE OF ELECTION

     Subject to possible restrictions imposed on certain Funds by the Trustee or an Investment Fund Manager, a Participant may change his or her investment election regarding future contributions once a month and his or her existing Account Balance once a day. Any election will be made in such manner and on such conditions as may be prescribed by the Plan Administrator and subject to any restrictions imposed on an Investment Fund.

     4.04    CERTIFICATION TO COMPANY

     For each Payroll Period, the Recordkeeper will certify to each Employer the amount of Employer Contributions to be made on behalf of each Participant.

     4.05    FORFEITURES

     The total amount of the Trust Fund forfeited by Participants pursuant to
Section 7.02 or otherwise, will be invested in such Investment Fund as may be specified by the Plan Administrator and will be applied to reduce future Employer Contributions due under the Plan. The Trustee will promptly advise the Employers of any such forfeiture and the amount thereof.

                                    ARTICLE V

                          THE TRUST FUND - INVESTMENTS

     5.01    TRUST AGREEMENT

     Contributions are held in a Trust Fund by the Trustee under a written trust agreement between CECONY and the Trustee. TRASOP Accounts are held in a TRASOP Trust Fund under a written trust agreement between CECONY and the Trustee. ESOP Accounts are held in the ESOP Trust Fund which is included in, but a separate part of the Trust Fund. No person has any rights to or interest in the Trust Fund except as provided in the Plan. The provisions of the trust agreement between CECONY and the Trustee shall be considered an integral part of the Plan as if fully set forth herein.

     5.02    INVESTMENT OF TRUST FUND

     (a) The Trust Fund shall be invested and reinvested in Investment Funds in accordance with the Participant's investment directions. The Plan is intended to be an ERISA Section 404(c) plan within the meaning of regulations issued pursuant to such section. Each Participant shall have the opportunity, on a daily basis, to give investment instructions to the Trustee, or other fiduciary who is appointed and assumes such fiduciary responsibility, with an opportunity to obtain written confirmation of such instructions as to his or her existing Account Balance among the Investment Funds. The Plan Administrator, the Trustee and the Record keeper or their delegate, will comply with such instructions except as otherwise provided in the ERISA Section 404(c) regulations. The Plan Administrator will prescribe the form and manner in which such directions will be made, as well as the frequency with which such directions may be made or changed, and the dates as of which they will be effective, in a manner consistent with the foregoing. Transfers to or from an Investment Fund may be restricted or limited by the manager of such Investment Fund or by the terms of the Trust Agreement.

     (b) The Named Fiduciaries shall select a range of Investment Funds as described by ERISA Section 404(c) and applicable regulations. The Investment Fund categories shall give each Participant a reasonable opportunity to:

             (i) Materially affect the potential return on and the degree of risk of assets over which the Participant exercises investment control;

             (ii) Choose from at least three investment alternatives, each of which is diversified and has materially different risk and return characteristics;

             (iii) Enable a Participant to achieve a portfolio with risk and return characteristics at any point within the range normally appropriate by choosing among the core alternatives; and

             (iv) Diversify investments so as to minimize the risk of large losses.

     (c) The Named Fiduciaries may establish new Investment Funds without the necessity of an amendment to the Plan and shall have the objectives prescribed by the Named Fiduciaries. The Named Fiduciaries may eliminate one or more Investment Fund existing at any time without the necessity of an amendment to the Plan. The Named Fiduciaries may establish rules and procedures governing the transfer of portions of Participant's Account Balance in the event that existing Investment Funds are changed or new Investment Funds added. The Named Fiduciaries may appoint an Investment Manager to manage an Investment Fund.

     5.03    COMPANY STOCK FUND

     For Plan Years beginning before January 1, 2002 and for Plan Year 2002 until May 8, 2002, all funds invested in the Company Stock Fund, are invested as a Participant's

Employer Contributions Subaccount, and subject to this Section 5.03(a), (b) and
(c). Effective as of the ESOP Effective Date, a Participant who invests some, all, or any part of his or her Employer Contributions in the Company Stock Fund will be an ESOP Participant subject to Article XIV.

     (a) INVESTMENTS IN FUND The Trustee shall regularly purchase Shares for the Company Stock Fund in accordance with a non-discretionary purchasing program. Such purchases may be made on any securities exchange where Shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Trustee may determine to be in the best interests of the Participants. Dividends, interest and other income received on assets held in the Company Stock Fund shall be reinvested in the Company Stock Fund. All funds to be invested in the Company Stock Fund shall be invested by the Trustee in one or more transactions promptly after receipt by the Trustee, subject to any applicable requirement of law affecting the timing or manner of such transactions. All brokerage commissions and other direct expenses incurred by the Trustee in the purchase or sale of Shares under the Plan will be borne by the Account investing and/or trading in the Company Stock Fund.

     (b) UNITS The interests of Participants in the Company Stock Fund shall be measured in Units, the number and value of which shall be determined daily.

     (c) VOTING OF SHARES Each Participant shall be entitled to direct the Trustee as to the manner in which any Shares or fractional Share allocated to the Participant's Account Balance are to be voted. Any such Shares or fractional Share for which the Participant does not give voting directions shall be voted by the Trustee in the same manner and proportions as all other Shares held by the Trustee for which voting directions are given by Participants.

The Trustee shall keep confidential a Participant's voting instructions and information regarding a Participant's purchases, holdings and sales of Shares. The Plan Administrator shall be responsible for monitoring the Trustee's performance of its confidentiality obligations.

     5.04    ACCOUNTS AND SUBACCOUNTS

     The Recordkeeper will maintain a daily evaluation at current market values, as determined by the Trustee. The Recordkeeper will also maintain a separate TRASOP Account for each eligible Participant and a separate Account Balance for each Participant, and within each such Account Balance, as applicable, a Pre-Tax Contributions Subaccount, an After-Tax Contributions Subaccount, a Rollover Contributions Subaccount, an ESOP Account and an Employer Contributions Subaccount. The Recordkeeper will keep a separate record of the respective amounts of each Participant in the Trust Fund, including each Investment Fund and the Loan Reserve, attributable to amounts credited to a Participant's Pre-Tax Contributions Subaccount, After-Tax Contributions Subaccount, Rollover Contributions Subaccount, ESOP Account, and Employer Contributions Subaccount.

     5.05    STATEMENTS OF ACCOUNT

     As soon as practicable after each calendar quarter, the Recordkeeper will cause to be sent to each Participant a written statement showing, as of such date, the respective amounts of the Participant's Account Balance, including each Investment Fund and the Loan Reserve, attributable to the Participant's Pre-Tax Contributions Subaccount, After-Tax Contributions Subaccount, Rollover Contributions Subaccount, Employer Contributions Subaccount and TRASOP Account, if any. With respect to the Participant's After-Tax Contributions Subaccount, the statement will show separately the amount of the Participant's own contributions (less any withdrawal) credited to his or her After-Tax Subaccount. The Plan

Administrator may direct the Recordkeeper from time to time to issue comparable statements to Participants as of other dates during the calendar year.

     5.06    RESPONSIBILITY FOR INVESTMENT

     Each Participant is solely responsible for the selection of his or her Investment Funds. The Trustee, the Recordkeeper, any Investment Manager, the Named Fiduciaries, the Plan Administrator, the Company, each Employer and the trustees, officers and other Employees of each entity are not empowered to advise a Participant as to the decision in which his or her Account Balance is invested. The fact that an Investment Fund is available to Participants for investment under the Plan is not to be construed as a recommendation for a particular Participant to invest in the Investment Fund.

                                   ARTICLE VI

                                     VESTING

     6.01    PARTICIPANT CONTRIBUTIONS

     The amount to the credit of a Participant's Account Balance attributable to his or her Pre-Tax Contributions, After-Tax Contributions, Rollover Contributions and TRASOP Account is 100% vested at all times.

     6.02    EMPLOYER CONTRIBUTIONS

     (a) CECONY WEEKLY PARTICIPANT The amount to the credit of a CECONY Weekly Participant's Account Balance attributable to Employer Contributions, including those allocated to his or her ESOP Account, if applicable, made with respect to any Payroll Period ending in a calendar year (the Contribution Year) shall become 100% vested, subject to Article 8, on the earlier of the last day of the third calendar year following the close of the Contribution Year or the first day of the month in which the CECONY Weekly Participant completes five Years of Service. Once a CECONY Weekly Participant completes five years of Vesting Service, each Employer Contribution made on behalf of the CECONY Weekly Participant becomes 100% vested. Effective January 1, 2002, each CECONY Weekly Participant shall be 100% fully vested on the first day of the month in which he or she completes three Years of Vesting service. All amounts to the credit of a CECONY Weekly Participant's Account Balance attributable to Employer Contributions, including those allocated to his or her ESOP Account, not yet vested will become 100% vested upon attainment of age 65, death, Disability, Retirement or termination of employment by the

Company for reasons other than cause. Employer Contributions not yet vested are subject to forfeiture as provided in Section 7.01.

     (b) CECONY MANAGEMENT OR CEI PARTICIPANT The amount to the credit of a CECONY Management or CEI Participant's Account Balance attributable to Employer Contributions, including those allocated to his or her ESOP Account, if applicable, shall become 100% vested, subject to Article 8, on the first day of the calendar month in which the CECONY Management or CEI Participant completes three years of Vesting Service. Once a CECONY Management or CEI Participant completes three years of Vesting Service, each Employer Contribution made on behalf of the CECONY Management Participant or CEI shall be 100% vested. All amounts to the credit of a CECONY Management or CEI Participant's Account Balance attributable to Employer Contributions, including those allocated to his or her ESOP Account, if applicable, not yet vested will become 100% vested upon attainment of age 65, Disability, death, retirement or termination of employment by the Company for reasons other than cause. Employer Contributions otherwise are subject to forfeiture as provided in Section 7.01.

     (c) O&R HOURLY PARTICIPANT An O&R Hourly Participant's Account Balance is 100% vested at all times.

     (d) O&R MANAGEMENT PARTICIPANT An O&R Management Participant's Account Balance is 100% vested at all times. 6.03 SPECIAL VESTING RULES

     (a) Each person employed at the electric power generating facilities purchased from Western Massachusetts Electric Company ("WMECO Facilities") on July 19, 1999, the date of the Closing of the purchase of the WMECO Facilities by a CEI Affiliate, was 100% vested as of July 19, 1999, in his or her Account Balance.

     (b) Each CECONY Participant at the fossil-fueled electricity generating facilities in New York City or at the nuclear-fueled electricity generating facilities at Indian Point divested by CECONY ("Divested Operations") who became employed by the respective buyers of the Divested Operations were 100% vested as of the Date of the Closing of each Divested Operation.

     (c) Each person employed at the natural gas fueled electricity generating facility known as the Lakewood Cogeneration Facility ("Lakewood Plant") purchased by a CEI Affiliate and who became an Employee of such CEI Affiliate, was 100% vested in his or her Account Balance as of June 1, 2000.

                                   ARTICLE VII

                   DISTRIBUTIONS, WITHDRAWALS AND FORFEITURES

     7.01    VOLUNTARY TERMINATION OR TERMINATION BY THE COMPANY - FORFEITURES

     (a) If a CECONY or CEI Participant's service is terminated by the Company for cause or if the CECONY or CEI Participant voluntarily terminates his or her service other than by reason of Retirement, at on or after attainment of age 65, or Disability the non-vested portion of the CECONY or CEI Participant's Employer Contributions Subaccount and ESOP Account shall not be forfeited until the CECONY or CEI Participant incurs a five-year Break in Service. The vested portion of such CECONY or CEI Participant's Account Balance (including any amount due under any outstanding loan pursuant to Article 9) will be distributed to such CECONY or CEI Participant in accordance with Section 7.08. Termination of service for cause shall be determined by the Plan Administrator under rules uniformly applied to all CECONY or CEI Participants. If the CECONY Participant is not reemployed by the Company or an Affiliate before he or she incurs five one-year Breaks in Service or receives a distribution, the non-vested portion of his or her Employer Contributions Subaccount and ESOP Account will then be forfeited.

     (b) If an amount to the credit of a Participant's Employer Contributions Subaccount and ESOP Account has been forfeited in accordance with paragraph (a) above, such amount shall subsequently be restored to his or her Employer Contributions Subaccount and ESOP Account by the Company provided; however, that within five years after his or her reemployment date if he or she makes a lump sum payment to the Trust Fund in cash in an amount equal to that portion of the distribution received which represents the Participant's

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Participating Contributions relating directly to Employer Contributions which were forfeited at the time of distribution. The amount restored will vest in accordance with Section 6.02 as an Employer Contribution and shall be credited to the Participant's Employer Contributions Subaccount and ESOP Account. The lump sum payment by the Participant is immediately 100% vested and will be credited to the Participant's Account Balance and ESOP Account.

     (c) If any amounts to be restored to a Participant's Employer Contributions Subaccount and ESOP Account have been forfeited under paragraph
(a) above, those amounts will be taken first from any forfeitures which have not as yet been applied against Employer Contributions and if any amounts remain to be restored, the Employer will make a special Employer Contribution equal to those amounts.

     (d) A Participant shall elect how to invest the repayment at the time of the repayment.

     7.02    DEATH

     Upon the death of a Participant, the entire amount to the credit of his or her Account Balance (including any amount due under any outstanding loan pursuant to Article 9) will be distributed to his or her Beneficiary in accordance with Section 11.03 as soon as practicable after the calendar month in which his or her death occurs.

     7.03    WITHDRAWALS

     (a) A CECONY OR CEI PARTICIPANT may request an in-service cash withdrawal from his or her vested Account Balance of amounts other than Pre-Tax Contributions, by making a withdrawal application in such manner and on such conditions as may be prescribed by the Plan Administrator. In-service withdrawals of Pre-Tax Contributions are restricted, as described herein. Payment of the amount withdrawn will be made as soon as practicable after such application has been completed and processed. Withdrawal requests by CECONY or CEI Participants are permitted up to four times in any calendar year and only in accordance with the following terms: Withdrawals will be made on an average cost basis within each category below and pro rata from the CECONY or CEI Participant's Account Balance available for withdrawal. A CECONY or CEI Participant may at any time withdraw an amount up to the entire vested amount to the credit of his or her After-Tax and Employer Contribution Subaccounts, and ESOP Account except that a CECONY Weekly Participant may not withdraw an amount attributable to an Employer Contribution until December 31st, of the third calendar year - and a CECONY Management Participant or CEI Participant, of the second calendar year -- beginning after the calendar month for which the Employer Contribution was made. A CECONY or CEI Participant will not be permitted to make any such withdrawal amounting to less than $300 unless the maximum amount available under this paragraph is less than $300 in which case the CECONY or CEI Participant will only be permitted to withdraw such maximum amount. Withdrawals will be made in the following order from a CECONY or CEI Participant's Account Balance:

        (1)  If the CECONY or CEI Participant requests a nontaxable withdrawal:

             (i) Non-Participating After-Tax Contributions made before January 1, 1987, excluding any earnings thereon, and

             (ii) Participating After-Tax Contributions made before January 1, 1987, excluding any earnings thereon.

        (2) If the CECONY or CEI Participant requests a taxable withdrawal, without incurring a suspension as provided below:

             (i) Non-Participating After-Tax Contributions made before January 1, 1987, excluding any earnings thereon;

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

             (ii) Participating After-Tax Contributions made before January 1, 1987, excluding any earnings thereon;

             (iii) Non-Participating After-Tax Contributions made on or after January 1, 1987, including any earnings thereon;

             (iv) Participating After-Tax Contributions made on or after January 1, 1987, that have been in the Account for two full calendar years after the year contributed for a CECONY Management or CEI Participant and three full calendar years after the year contributed for a CECONY Weekly Participant, including any earnings thereon;
             (v) Any earnings attributable to Non-Participating After-Tax Contributions made before January 1, 1987;

             (vi) Any earnings attributable to Participating After-Tax Contributions made before January 1, 1987; and

             (vii) Employer Contributions that have not been in the CECONY Weekly Participant's Account for three, or in a CECONY Management or CEI Participant's Account for two, full calendar years after the contribution year, including any earnings thereon.

        (3) If the CECONY or CEI Participant requests a taxable withdrawal resulting in a suspension as provided below:

             (i) Non-Participating After-Tax Contributions made before January 1, 1987, excluding any earnings thereon;

             (ii) Participating After-Tax Contributions made before January 1, 1987, excluding any earnings thereon;

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

             (iii) Non-Participating After-Tax Contributions made on or after January 1, 1987, including any earnings thereon;

             (iv) Participating After-Tax Contributions made on or after January 1, 1987, including any earnings thereon;

             (v) Any earnings attributable to Non-Participating After-Tax Contributions made before January 1, 1987;

             (vi) Any earnings attributable to Participating After-Tax Contributions made before January 1, 1987; and

             (vii) Employer Contributions that have not been in the Account for three full calendar years for a CECONY Weekly Participant and two full calendar years for a CECONY Management or CEI Participant, after the contribution year, including any earnings thereon.

     A CECONY or CEI Participant who has withdrawn at least the entire amount available in his or her After-Tax, Employer Contribution Subaccount and ESOP Account without incurring a suspension may at any time withdraw an amount up to the entire amount to the credit of his or her Rollover Contribution Subaccount.

     A CECONY or CEI Participant who has attained the age of fifty-nine and one-half and who has withdrawn at least the entire vested amount available for withdrawal in his or her After-Tax Contribution Subaccount, Employer Contribution Subaccount, ESOP Account and Rollover Contribution Subaccount without incurring a suspension, may withdraw an amount up to the entire amount to the credit of his or her Pre-tax Contribution Subaccount in the following order:

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        (4)  If the CECONY or CEI Participant requests a withdrawal, without resulting in a suspension:

             (i) Non-Participating Pre-Tax Contributions, including any earnings thereon, and

             (ii) Participating Pre-Tax Contributions that have been in the Account for three full calendar years for a CECONY Weekly Participant and two full calendar years for a CECONY or CEI Management Participant after the year contributed, including any earnings thereon.

        (5) If the CECONY or CEI Participant requests a withdrawal resulting in a suspension:

             (i) Participating After-Tax Contributions, made on or after January 1, 1987 that have been in the Account for less than three full calendar years for a CECONY Weekly Participant and two full calendar years for a CECONY or CEI Management Participant after the contribution year, including any earning thereon;
             (ii) Non-Participating Pre-Tax Contributions, including any earnings thereon; and

             (iii) Participating Pre-Tax Contributions including any earnings thereon.

     A CECONY or CEI Participant shall not be permitted to make any such withdrawal amounting to less than $300 unless the maximum amount available is less than $300 in which case the CECONY or CEI Participant shall only be permitted to withdraw such maximum amount.

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

     Notwithstanding the preceding subparagraphs, a CECONY or CEI Participant may not withdraw any amount that would cause his or her Account Balance to be less than the minimum amount required under Section 9.12.

     In the event a CECONY or CEI Participant withdraws any amounts which represent After-Tax Participating Contributions made at any time during the three full calendar years for a CECONY Weekly Participant and two full calendar years for a CECONY or CEI Management Participant, preceding the calendar year in which the withdrawal is made, the CECONY or CEI Participant's right to make any contributions to the Plan shall be suspended throughout all Payroll Periods commencing during the six full calendar months as soon as practicable following the withdrawal. To resume contributions following such suspension, the CECONY or CEI Participant must elect on or before such day, in such manner and on such conditions as may be prescribed by the Plan Administrator, to resume making contributions.

     (b) AN O&R HOURLY PARTICIPANT who has attained the age of fifty-nine and one-half may request an in-service cash withdrawal. He or she may withdraw all or a portion of his or her Account Balance attributable to Pre-Tax Contributions and Rollover Contributions and income credited thereon (other than any portion of his or her Account Balance attributable to an outstanding loan balance), except that he or she may not withdraw such amount to the extent that under applicable state law such contributions and/or earnings, whether or not withdrawn, would be subject to state income tax if such O&R Hourly Participant had the right to withdraw it from his or her Account Balance. Such request may be made only once each twelve-month period and may not be for an amount of less than $500 or the entire amount available for withdrawal. Effective January 1, 2002, withdrawals may be made up to four times in a year and the minimum amount that may be withdrawn is reduced to $300.

     (c) AN O&R MANAGEMENT PARTICIPANT may request a withdrawal from his or her Account Balance which is attributable to After-Tax Contributions in such manner and on such conditions as may be prescribed by the Plan Administrator. Additionally, an O&R Management Participant who is at least age fifty-nine and one-half may withdraw during employment all or a portion of his or her Account Balance which is attributable to Pre-Tax Contributions and Rollover Contributions and income credited thereon (except for any portion of his or her Account Balance attributable to an outstanding loan balance), except that he or she may not withdraw such amount to the extent that under applicable state law such contributions and/or earnings, whether or not withdrawn, would be subject to state income tax if such O&R Management Participant had the right to withdraw it from his or her Account Balance. Such requests may be made only once each twelve month period and may not be for an amount of less than $500 or the entire amount available for withdrawal. Effective January 1, 2002, withdrawals, when available, may be made up to four times in a year and the minimum amount that may be withdrawn is reduced to $300.

     7.04    HARDSHIP WITHDRAWALS

     A Participant may, in the event of hardship, withdraw all or any part of the amount of Pre-Tax Contributions to the credit of the Account Balance of the Participant (excluding any earnings after December 31, 1998, attributable to Pre-Tax Contributions) in excess of any minimum Account Balance required under
Section 9.09. An O&R Participant may also withdraw the income credited after December 31, 1988, attributable to Transferred Employer PAYSOP Contributions and Rollover Contributions and income attributable to After-Tax Contributions if such income is subject to the restrictions on withdrawal pursuant to Section

7.03. A Participant may apply for a hardship withdrawal in such manner and on such conditions as may be prescribed by the Plan Administrator. A Participant shall be deemed to have a hardship if the Participant has an immediate and heavy financial need and if the withdrawal is necessary to satisfy such financial need as set forth below. The Plan Administrator or his or her delegate shall determine whether the Participant satisfies the requirements for a hardship and the amount of any hardship withdrawal. Any withdrawal under this Section shall be made pro-rata from the Participant's balances in the Investment Funds from which withdrawal may be made as provided in Section 7.03. A withdrawal pursuant to this Section 7.04 shall not be subject to the limitations on number of withdrawals permitted under Section 7.03.

     (a) IMMEDIATE AND HEAVY FINANCIAL NEED. A Participant will be deemed to have an immediate and heavy financial need if the withdrawal is to made on account of any of the following:

        (1) Medical expenses described in Code Section 213(d) previously incurred by the Participant, the Participant's spouse or any dependent, (as defined in Code Section 152), of the Participant, or expenses necessary for those persons to obtain medical care described in Code Section 213(d);

        (2) Costs directly related to the purchase, excluding mortgage payments, of a principal residence for the Participant;

        (3) Payment of tuition, related educational fees, and room and board expenses for the next twelve-months of post- secondary education for the Participant, or the Participant's spouse, children or dependents;

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

        (4) Payment of amounts necessary to prevent the eviction of the Participant from his or her principal residence or to avoid foreclosure on the mortgage of the Participant's principal residence;

        (5)  Payment of funeral expenses for a family member;

        (6) Any other need added to the foregoing items of deemed immediate and heavy financial needs by the Commissioner of the Internal Revenue Service through the publication of revenue rulings, notices and other documents of general availability, rather than on an individual basis.

        (7) A Participant shall not be permitted to make a withdrawal in the event of a hardship on account of any reason other than as set forth above.

     (b) NECESSARY TO SATISFY SUCH NEED. The requested withdrawal will not be treated as necessary to satisfy the Participant's immediate and heavy financial need to the extent that the amount of the requested withdrawal is in excess of the amount required to relieve the financial need or to the extent such need may be satisfied from other sources that are reasonably available to the Participant. The amount of an immediate and heavy financial need may include any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the hardship withdrawal. The Participant must request, on such form or otherwise as the Plan Administrator or his or her delegate may prescribe, that the Plan Administrator or his or her delegate made its determination of the necessity for the withdrawal solely on the basis of the Participant/s certification, without any supporting documents. In the event the Plan Administrator or his or her delegate shall make such determination provided all of the following requirements are met: (1) the Participant has obtained all distributions and withdrawals, other than distributions available only on account of hardship, and all nontaxable loans currently available under all plans of the Company and Affiliates, (2) the Participant is prohibited from making Pre-Tax Contributions and After-Tax Contributions to the Plan and all other plans of the Company and Affiliates under the terms of such plans or by means of an otherwise legally enforceable agreement for at least 12 months, or beginning on or after January 1, 2002, six months, after receipt of the distribution, and (3) the limitation described in Section 3.02 under all plans of the Company and Affiliates for the calendar year following the year in which the distribution is made must be reduced by the Participant's Pre-Tax Contributions made prior to such distribution in the calendar year of the distribution for hardship. All other plans of the Company and Affiliates means all qualified and non-qualified plans of deferred compensation maintained by the Company and Affiliates and includes a stock option, stock purchase (including the Company's Discount Stock Purchase Plan), qualified and non-qualified deferred compensation plans and such other plans as may be designated under regulations issued under Code Section 401(k), but shall not include health and welfare benefit plans.

     7.05    DISTRIBUTION FROM COMPANY STOCK FUND

     Where an amount to be distributed pursuant to Section 7.02, 7.03 or 14.10 is represented in part by Units, the distributee may elect, in such manner and on such conditions as may be prescribed by the Plan Administrator, to have distributed the number of whole Shares represented by such Units, together with an amount of dollars representing the balance of the current value of such Units. In the absence of such an election, the distribution shall be made entirely in cash. Withdrawals for hardships or loans to be made from the Company Stock Fund shall be made entirely in cash.

     7.06    LEAVES OF ABSENCE

     If a Participant is granted an unpaid leave of absence by an Employer, such event will not be deemed a termination of service, but such Participant's Pre-Tax Contributions and After-Tax Contributions under this Plan will be suspended as of the last day of the Payroll Period in which such leave commences. Such Participant may resume making Pre-Tax Contributions and After-Tax Contributions, as of a Payroll Period following the termination of such leave of absence, by making a new payroll deduction authorization in such manner and on such conditions as may be prescribed by the Plan Administrator. Notwithstanding the preceding sentence, and the provisions of Section 7.04, if a Participant makes a hardship withdrawal while on a leave of absence, any suspension of such Participant's right to make Pre-Tax or After-Tax Contributions which shall result from such withdrawal shall begin with the first Payroll Period beginning after such leave of absence.

     7.07    AGE 70 1/2 REQUIRED DISTRIBUTION

     (a) A Participant who attains age 70 1/2 on or after January 1, 2000, shall begin his or her distribution of his or her Account Balance no later than the April 1st following the later of the calendar year in which he or she attains age 70 1/2 or the calendar year in which the Participant terminates employment.

     (b) In the event a Participant in active service was required prior to January 1, 2000 to begin receiving payments while in service under the provisions of a Prior Plan, the Plan shall distribute to the Participant in each distribution calendar year the minimum amount required to satisfy the provisions of Code Section 401(a)(9) provided; however, that the payment for the first distribution calendar year shall be made on or before April 1 of the following calendar year. Such minimum amount will be determined on the basis of the joint life expectancy of the Participant and his or her Beneficiary. Such life expectancy will be recalculated once each year; however, the life expectancy of the Beneficiary will not be recalculated if the Beneficiary is not the Participant's spouse. The amount of the withdrawal shall be allocated among the Investment Funds in proportion to the value of the Account Balance as of the date of each withdrawal. The commencement of payments under this Section shall not constitute an Annuity Starting Date for purposes of Code Sections 72, 401(a)(11) and 417. Upon the Participant's subsequent termination of employment, payment of the Participant's Account Balance shall be made in accordance with the provisions of Section 7.08.

     (c) With respect to distributions under the Plan made in calendar years beginning on or after January 1, 2000, the Plan will apply the minimum distribution requirements of Code Section 401(a)(9) that were proposed in January 2001, notwithstanding any provision of the Plan to the contrary. This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Code Section 401(a)(9) or such other date specified in guidance published by the Internal Revenue Service.

     7.08    FORM AND TIMING OF DISTRIBUTIONS

     (a) TIMING OF DISTRIBUTIONS. Upon termination from employment with the Company and any Affiliate service, distributions will be made as follows:

        (1) if the vested portion of the Participant's Account Balance equals $5000 or less, his or her Account Balance will be distributed in a single lump sum as soon as practicable but not later than 60 days after the end of the calendar year in which the Participant's termination from employment occurs; or

        (2) unless the Participant consents to a distribution upon termination from employment, if the vested portion of the Participant's Account Balance exceeds $5000, distribution will be deferred until April 1 of the calendar year following the calendar year in which the Participant attains age
             70 1/2 unless, and until, the Participant elects an earlier distribution under Section 7.08(b).

        (3) Termination of employment entitling a Participant to a distribution does not occur in the event of a corporate transaction in which there is a transfer of the Account Balances of Participants affected by the corporate transaction to a plan maintained or created by the affected Participant's new employer.

     (b) The Participant may elect an immediate or deferred distribution, subject to Code Section 401 (a)(9), Article XIV, if applicable, and, in such manner and on such conditions as may be prescribed by the Plan Administrator, any of the following:

        (1) a distribution of the Participant's Vested Account Balance in a single lump sum;

        (2) monthly, quarterly or annual periodic installment payments in a fixed dollar amount or fixed percentage amount, up to a 15-year period; or

        (3) a distribution of all or part of the Participant's Vested Account Balance.

     (c) If a Participant's distribution is deferred until April 1 of the calendar year following the calendar year in which the Participant attains again 70 1/2, the Participant may elect, in such manner and on such conditions as may be presented by the Plan administrator;

        (1)  a distribution in a single lump sum, or

        (2) a distribution in the required minimum amounts and over the applicable distribution period prescribed under the Code's minimum distribution rules. If the Participant fails to make an election, the distribution shall be made in a single lump sum;

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

     (d) Any distribution of less than all of a Participant's Vested Account Balance shall be made pro-rata from the Investment Funds in which the Account Balance in invested.

     7.09    PROOF OF DEATH AND RIGHT OF BENEFICIARY OR OTHER PERSON

     The Plan Administrator may require and rely upon such proof of death and such evidence of the right of any Beneficiary or other person to receive the value of the vested Account Balance of a deceased Participant as the Plan Administrator may deem proper, and his or her determination of the right of that Beneficiary or other person to receive payment will be conclusive.

     7.10    DISTRIBUTION LIMITATION

     Notwithstanding any other provision of this Article 7, all distributions from this Plan shall conform to the regulations issued under Code Section 401(a)(9), including the incidental death benefit provisions of Code Section 401(a)(9)(G). Such regulations override any Plan provision that is inconsistent with Code Section 401(a)(9).

     7.11    DIRECT ROLLOVER OF CERTAIN DISTRIBUTIONS

     Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, in such manner and on such conditions as may be prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a direct rollover. The following definitions apply to the terms used in this Section:

     (a) ELIGIBLE ROLLOVER DISTRIBUTION means any distribution of all or any portion of the balance to the credit of the Distributee. An Eligible Rollover Distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the

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

joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more or any distribution to the extent such distribution is required under Code
Section 401(a)(9). Any amount that is distributed on account of hardship is not an Eligible Rollover Distribution. The Distributee may not elect to have any portion of a hardship distribution paid directly to an Eligible Retirement Plan. Effective beginning January 1, 2002, a distribution does not fail to be an Eligible Rollover Distribution solely because it includes after-tax employee contributions that are not includible in gross income. The portion attributable to after-tax contributions may be transferred only to an individual retirement account or annuity described in Code Section 408(a) or (b), or to a qualified defined contribution plan described in Code Section 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

     (b) ELIGIBLE RETIREMENT PLAN means an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a) that is a defined contribution plan, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity. Effective January 1, 2002, Eligible Retirement Plan also means an annuity plan described in Code Section 403(b), and an eligible plan under Code Section 457(b) maintained by a political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan, including separately accounting for the portion of such distribution that is includible in gross income and the portion of such distribution that is not so includible.

     (c) DISTRIBUTEE means an Employee, former employee, the surviving spouse of the Employee or Former Employee, spouse or former spouse of an Employee or Former Employee who is the alternate payee under a qualified domestic relations order as defined in Code Section 414(p), are Distributees.

     (d) DIRECT ROLLOVER means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                                  ARTICLE VIII

                        NON-DISCRIMINATION AND LIMITATION

     8.01    ACTUAL DEFERRAL PERCENTAGE TEST

     (a) Separate Testing Groups. Solely for purposes of determining whether the Plan satisfies the Average Actual Deferral Percentage tests, the Plan will be tested as if it were four separate plans ("Testing Plan"): (1) a Plan covering CECONY Management Employees, O&R Management Employees and CEI Employees ("Management Employees"), (2) a Testing Plan covering O&R Hourly
Employees ("O&RU"), (3) a plan covering Local 1-2 Employees ("Local 1-2U") and,
(4) a plan covering Local 3 Employees ("Local 3U"). Each employee in the O&RU, Local 1-2U, and Local 3U is referred to as a "Union Employee." Solely for purposes of determining whether a Testing Plan satisfies the Actual Deferral Percentage Test, an Employee who is under age 21 or has less than one Year of Service is not taken into account as an Eligible Employee.

     (b) The Average Actual Deferral Percentage for both Highly Compensated Management Employees ("HCMEs") and for Highly Compensated Union Employees ("HCUEs"), respectively, who are, or are eligible to become, Participants may not exceed the greater of:

             (i) the Average Actual Deferral Percentage for Non-Highly Compensated Management Employees ("NHCMEs") or Non-Highly Compensation Union Employees ("NHCUEs"), respectively, who are, or eligible to become, Participants multiplied by 1.25; or
             (ii) the Average Actual Deferral Percentage for HCMEs or HCUEs, respectively, multiplied by 2.0, but not more than 2 percentage points in

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

                    excess of the Average Actual Deferral Percentage for the NHCMEs or NHCUEs, respectively.

     (c) During a Plan Year, the Plan Administrator may implement rules limiting the Pre-Tax Contributions which may be made on behalf of some or all of either the HCMEs or HCUEs so that this limitation is satisfied. If the Plan Administrator determines that the limitation has been exceeded in any Plan Year, the following provisions apply:

        (1) The amount of Pre-Tax Contributions made by either the HCMEs or HCUEs, as applicable, will be reduced by a leveling process under which the Pre-Tax Contributions of the HCME or HCUE, as applicable, with the highest dollar amount of Pre-Tax Contributions shall be reduced to the extent necessary to completely eliminate the excess Pre-Tax Contribution or cause such Pre-Tax Contributions to equal the amount of such contributions of the HCME or HCUE, as applicable, with the next highest dollar amount of Pre-Tax Contribution. This process will be repeated until the excess Pre-Tax Contribution is eliminated.

        (2) Excess Pre-Tax Contributions, together with Earnings, will be paid to the Participant before the close of the Plan Year following the Plan Year in which the excess Pre-Tax Contributions were made and, to the extent practicable, within 2 1/2 months of the close of the Plan Year in which the Excess Pre-Tax Contributions were made. However, any Excess Pre-Tax Contributions for any Plan Year will be reduced by any Pre-Tax Contributions previously returned to the Participant for that Plan Year. If any returned Excess Pre-Tax Contributions were matched by Employer Contributions, such corresponding

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             Employer Contributions, with Earnings will be forfeited and used to reduce Employer Contributions. The Participant, other than an O&R HCUE, may elect, in lieu of a return of the Excess Pre-Tax Contributions to have the Plan treat all or a portion of the Excess Pre-Tax Contributions to the Plan as After-Tax Contributions for the Plan Year in which the Excess Pre-Tax Contributions were made, subject to the limitations of Section 3.01. Re-characterized Excess Pre-Tax Contributions shall be considered After-Tax Contributions made in the Plan Year to which the Excess Pre-Tax Contributions relate for purposes of Section 8.02 and shall be subject to the withdrawal provisions applicable to After-Tax Contributions under
             Article 7. The Participant's election to re-characterize Excess Pre-Tax Contributions shall be made within 21/2months of the close of the Plan Year in which the Excess Pre-Tax Contributions were made or within such shorter period as the Plan Administrator may prescribe. In the absence of a timely election by the Participant, the Plan shall return Excess Pre-Tax Contributions.

     8.02    ACTUAL CONTRIBUTION PERCENTAGE TEST

     (a) Solely for purposes of determining whether the Plan satisfies the Average Contribution Percentage test, the Plan will not test Union Employees. The Plan will test only the Management Employees.

     (b) The Average Contribution Percentage for HCMEs who are, or eligible to become, Participants may not exceed the Average Contribution Percentage of NHCMEs who are, or are eligible to become, Participants multiplied by 1.25. If the Average Contribution Percentage for the HCMEs does not meet the foregoing test, the Average Contribution Percentage for HCMEs may not exceed the Average Actual Contribution Percentage of

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NHCMEs who are, or eligible to become, Participants by more than two percentage points, and the Average Contribution Percentage for HCMEs may not be more than
2.0 times the Average Contribution Percentage for NHCMEs (or such lesser amount as the Plan Administrator shall determine to satisfy the provisions of Section 8.03). During a Plan Year, the Plan Administrator may implement rules limiting the After-Tax Contributions which may be made by some or all HCMEs so that this limitation is satisfied. If the Plan Administrator determines that the limitation under this Section 8.02 has been exceeded in any Plan Year, the following provisions shall apply:

        (1) The amount of After-Tax Contributions and Employer Contributions made by or on behalf of some or all HCMEs in the Plan Year shall be reduced in the same leveling manner as Excess Pre-Tax Contributions are reduced.

        (2) Any Excess Aggregate Contributions will be reduced and allocated in the following order:

             (i) Non-Participating After-Tax Contributions, to the extent of the Excess Aggregate Contributions, will be paid to the Participant; and then, if necessary,

             (ii) so much of the Participating After-Tax Contributions and corresponding Employer Contributions, as is necessary to meet the test will be reduced, with the After-Tax Contributions, together with Earnings, being paid to the Participant and the Employer Contributions, together with Earnings, being reduced, with vested Employer Contributions being paid to the Participant and Employer Contributions which are forfeitable under the

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                    Plan being forfeited and applied to reduce Employer
                    Contributions; then if necessary,

             (iii) so much of the Employer Contributions, together with Earnings, as is necessary to equal the balance of the Excess Aggregate Contributions will be reduced, with vested Employer Contributions being paid to the Participant and Employer Contributions which are forfeitable under the Plan being forfeited and applied to reduce Employer Contributions.

     (c) Any repayment or forfeiture of Excess Aggregate Contributions will be made before the close of the Plan Year following the Plan Year for which the Excess Aggregate Contributions were made and, to the extent practicable, any repayments or forfeiture will be made within 2 1/2 months of the close of the Plan Year in which the Excess Aggregate Contributions were made.

     8.03    SEPARATE NON-DISCRIMINATION TESTING

     Effective for Plan Years beginning on and after January 1, 2002, solely for purposes of determining whether the Thrift Plan and the ESOP satisfy the Average Actual Deferral Percentage Test and the Average Contribution Percentage all Employer Contributions allocated to the Company Stock Fund are treated as contributions to the ESOP and tested separately.


     8.04    MAXIMUM ANNUAL ADDITIONS

     (a) Except to the extent permitting Catch-Up Contributions in accordance with Code Section 414(v), the annual addition to a Participant's Account Balance for any Plan Year, (the "Limitation Year") when added to the Participant's annual addition for the Limitation Year under any other qualified defined contribution plan of the Company or an Affiliate, may not exceed the lesser of (1) 25% or, for Plan Years beginning on January 1, 2002,

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100%, of his or her Compensation for the Plan Year or (2) the greater of $30,000 or, for Plan Years beginning on January 1, 2002, $40,000, as adjusted for increases in the Cost-Of-Living Adjustment.

     (b) For purposes of this Section, the annual addition to a Participant's Account Balance under this Plan or any other qualified defined contribution plan maintained by the Company or an Affiliate will be the sum of:

        (1) the total contributions, including Pre-Tax Contributions, made on the Participant's behalf by each Employer and all Affiliates,

        (2)  all After-Tax Contributions, exclusive of any Rollover
             Contributions,

        (3)  all Employer Contributions; and

        (4) forfeitures, if applicable, that have been allocated to the Participant's Account Balance under this Plan or his or her accounts under any other such qualified defined contribution plan. Any Pre-Tax Contributions distributed under Section 8.01 and any Employer Contributions or After-Tax Contributions distributed or forfeited under the provisions of Section 3.01, 8.01, 8.02 or 8.03 shall be included in the annual addition for the year allocated.

     (c) If the annual addition to a Participant's Account Balance for any Plan Year, prior to the application of the limitation set forth in paragraph (a) above, exceeds that limitation due to a reasonable error in estimating a Participant's Compensation or in determining the amount of Pre-Tax Contributions that may be made with respect to a Participant under Code Section 415, or as the result of the allocation of forfeitures, the amount of contributions credited to the Participant's Account Balance in that Plan Year shall

                                                                              71
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be adjusted to the extent necessary to satisfy that limitation in accordance with the following order of priority:

        (1) The Participant's Non-Participating After-Tax Contributions shall be reduced to the extent necessary. The amount of the reduction shall be returned to the Participant, together with any earnings on the contributions to be returned.

        (2) The Participant's Non-Participating Pre-Tax Contributions shall be reduced to the extent necessary. The amount of the reduction shall be returned to the Participant, together with any earnings on the contributions to be returned.

        (3) The Participant's Participating After-Tax Contributions and corresponding Employer Contributions shall be reduced to the extent necessary. The amount of the reduction attributable to the Participant's Participating After-Tax Contributions shall be returned to the Participant, together with any earnings on those contributions to be returned, and the amount attributable to the Employer Contributions shall be forfeited and used to reduce subsequent contributions payable by the affected Employer.

        (4) The Participant's Participating Pre-Tax Contributions and corresponding Employer Contributions shall be reduced to the extent necessary. The amount of the reduction attributable to the Participant's Participating Pre-Tax Contributions shall be returned to the Participant, together with any earnings on those contributions to be returned, and the amount attributable to the Employer Contributions shall be forfeited and used to reduce subsequent contributions payable by the affected Employer.

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

     (d) Any Pre-Tax Contributions returned to a Participant under this paragraph (d) shall be disregarded in applying the dollar limitation of Pre-Tax Contributions under Section 3.01(b), and in performing the Actual Deferral Percentage Test under Section 8.01. Any After-Tax Contributions returned shall be disregarded in performing the Actual Contribution Percentage Test under
Section 8.02.

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

                                   ARTICLE IX

                                      LOANS

     9.01    LOANS PERMITTED

     Upon terms and conditions set forth in this Article 9, and in accordance with such uniform rules as the Plan Administrator may adopt, a Participant who is not on a leave of absence and remains on the active payroll may borrow from his or her Account Balance. The Plan Administrator or his or her delegate is authorized to administer the loan program under this Article 9. Any Participant who is an Employee, a former Employee, or a Beneficiary of an O&R Participant, and who is also a "party-in-interest" (as defined in Section 3(14) of ERISA) to the Plan, may borrow from his or her Account Balance.

     9.02    AMOUNT OF LOANS

     The minimum amount of any loan is $1,000 for a CECONY or CEI Participant and $500 for an O&R Participant. Effective January 1, 2002, the minimum amount of a loan for a CECONY or CEI Participant will be $500. The amount of any loan to a Participant may not exceed the lesser of (a) or (b), where (a) is $50,000 reduced by the excess (if any) of (i) the highest outstanding balance of loans to the Participant from the Plan during the one-year period ending on the day before the date on which such loan is made, over (ii) the outstanding balance of loans to the Participant from the Plan on the date on which such loan is made, and (b) is one-half of the vested portion of the Participant's Account Balance. Outstanding balance of loans means the outstanding amount of all loans from the Plan and any other qualified plans of the Company or an Affiliate.

     9.03    SOURCE OF LOANS

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

     (a) Funds for loans from a Participant's Account Balance shall be taken from the Participant's Subaccounts in the following order:

        (1)  For a CECONY Participant:

             (i)    Non-Participating Pre-Tax Contributions and Earnings;

             (ii)   Participating Pre-Tax Contributions and Earnings;

             (iii)  Rollover Contributions and Earnings;

             (iv) Vested Employer Contributions and Earnings that have been in the Account Balance for three full calendar years for a CECONY Weekly Participant and two full calendar years for a CECONY or CEI Management Participant after the contribution year and Earnings;

             (v)    Non-Participating After-Tax Contributions and Earnings; and

             (vi)   Participating After-Tax Contributions and Earnings.

        (2)  For an O&R Participant:

             (i)    Pre-Tax Contributions and Earnings;

             (ii)   Rollover Contributions and Earnings; and

             (iii)  After-tax Contributions and Earnings.

     (b) No loan will be made from a Subaccount or a part of a Subaccount until the entire balance in the Subaccount or part of the Subaccount preceding it on the above list has been exhausted. Within each Subaccount or part thereof, funds for loans will be taken on an average cost basis and pro-rata from each Investment Fund within the Subaccount or part of the Subaccount, and such pro-rata portion of each Investment Fund will be converted to cash for the loan based upon the market value of the investment on the date of conversion.

     9.04    INTEREST RATE

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

     The interest rate to be charged on loans will be a reasonable rate of interest determined from time to time by the Plan Administrator. In determining such rate the Plan Administrator seeks to provide to the Plan a rate of return commensurate with the interest rates charged by persons in the business of lending money for loans that would be made under similar circumstances on the date the loan is approved. The interest rate will be fixed for the entire term of the loan.

     Effective for loans originating before January 1, 2001, the interest rate to be charged to an O&R Participant is the effective interest rate charged by the Orange and Rockland Employees' Federal Credit Union for a 48 month share-secured loan. The interest rate to be charged for a principal residence loan to an O&R Management Participant will be based upon Federal National Mortgage Association mortgage rates. Effective for loans originating after January 1, 2001, the interest rate to be charged to an O&R Participant will be the same interest rate applicable to a CECONY Participant.

     9.05    REPAYMENT

     The Participant may select a period of one, two, three, four or five years for repayment of a loan, except that the Participant may, at his or her option, select a longer period of whole years, not exceeding ten, (20 in the case of an O&R Management Participant) for repayment of a loan for the purpose of purchasing his or her principal residence. Repayment will be made by level payments, not less frequently than quarterly, in such amount as shall be sufficient to pay the principal and interest thereon over the period for repayment. Repayment shall be made by payroll deductions, except that in the case of a Participant who is not on the active payroll, repayments may continue to be made by check or other similar means as the Plan Administrator shall determine. Prepayment by a CECONY Weekly Participant of a loan in full, without penalty, may be made only after 52

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

weekly payments have been made. Prepayment by an O&R Participant of a loan in full, without penalty, and prepayment by a CECONY Management or CEI Participant of a loan in full or in part, without penalty, may be made at any time by personal check or money order. The amount of each loan payment shall be placed into the Investment Funds, except the Company Stock Fund, in accordance with the most recent investment election made by the Participant with respect to the Participant's Contributions. Notwithstanding the foregoing, a loan which is made to a Participant who is an Employee shall become due and payable in full upon the Employee's termination of employment; provided, however, that if a Participant becomes an employee of a buyer or one of its affiliates following the sale of the Company's or an Affiliate's assets, and if the Participant's Account is transferred to a qualified plan maintained by the buyer or one of its affiliates (the "Buyer's Plan"), any outstanding loan at his or her termination of employment with the Company will not be due and payable in full at termination but will instead be transferred to the Buyer's Plan.

     9.06    MULTIPLE LOANS

     A CECONY Weekly Participant may not have more than one loan outstanding at a time. A CECONY Management or CEI Participant may not have more than one loan granted in a calendar year unless all earlier loans made in the same calendar year to the Participant shall have been repaid in full. An O&R Participant may not have more than one loan outstanding at any time and may make a request for a loan only once in a twelve month period.

     9.07    PLEDGE

     The vested portion of the Participant's Account Balance shall be pledged as security for all loans to the Participant. The amount pledged shall not be greater than fifty percent of the Participant's vested portion. If a default occurs in the repayment of a loan, the entire

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unpaid principal balance plus accrued interest, if any: (i) will be charged, when the Participant becomes eligible to receive a distribution, against that portion of the Participant's vested portion which serves as security for the loan; (ii) will be deducted, if a distribution is to made, from the amount payable to the Participant or the Participant's Beneficiary; or (iii) if neither
(i) nor (ii) applies, will continue to encumber that portion of the Participant's vested portion that serves as security for the loan.

     9.08    LOAN RESERVE

     The amount of each loan to a Participant will be transferred from the portion of the Trust Fund held for the Participant's Account Balance and invested pursuant to Section 5.02 to a special Loan Reserve maintained for such Participant's Account Balance. Such Loan Reserve will be invested solely in the loan or loans made to the Participant. Payments on any such loan will reduce the Participant's Loan Reserve and will be reinvested for the Participant's Account Balance in accordance with Section 9.05.

     9.09    MINIMUM ACCOUNT BALANCE

     So long as any amount of a loan remains outstanding to a Participant, the Participant may not make any withdrawal from his or her Account Balance that would reduce the value of his or her vested portion to less than his or her Loan Reserve.

     9.10    OTHER TERMS

     Each loan will be evidenced by a promissory note payable to the Trustee. The terms and conditions of any loan may be adjusted at any time, to the extent determined by the Plan Administrator, to be necessary for compliance with law or to maintain the qualification of the Plan under the Code.

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

                                    ARTICLE X

                   ADMINISTRATION OF THE PLAN, ESOP AND TRASOP

     10.01   NAMED FIDUCIARIES AND PLAN ADMINISTRATOR OF PLAN ESOP AND TRASOP

     The following persons from time to time occupying the following offices of CECONY are hereby designated as Named Fiduciaries: Chief Executive Officer, Chief Financial Officer, and Chief Accounting Officer. CECONY may designate other persons who, upon acceptance of such designation, shall serve as Named Fiduciaries either instead of or in addition to those named above. Any such designation and acceptance shall be in writing and retained by the Plan Administrator. The Named Fiduciaries shall act by majority rule. The Named Fiduciaries shall appoint from among the officers of CECONY a Plan Administrator who shall serve at the discretion of the Named Fiduciaries. The Plan Administrator shall serve without compensation for his or her services as such and shall act solely in the interest of the Participants and their Beneficiaries.

     Solely in this Article X, the term Plan includes the Thrift Savings Plan, the ESOP and the TRASOP unless the context clearly designates otherwise.

     10.02   AUTHORITY OF PLAN ADMINISTRATOR

     The Plan Administrator has the discretionary authority to control and manage the operation and administration of the Plan ESOP and, without limiting the generality of the foregoing, shall interpret the Plan, ESOP,, determine eligibility for benefits under the Plan, determine any facts or resolve any questions relevant to the administration of the Plan, ESOP, and TRASOP and, in connection therewith, may remedy and correct any ambiguities, inconsistencies, or omissions in the Plan, ESOP and TRASOP. Any such action taken by the

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

Plan Administrator shall be conclusive and binding on all Participants, ESOP Participant, Beneficiaries and other persons. The Plan Administrator is authorized to make any changes to the Plan, ESOP and TRASOP that he or she, in his or her sole discretion, determines are necessary or desirable to carry out
(a) the transition to Vanguard Fiduciary Trust Company as Trustee, record keeper and Investment Manager for the O&R Hourly Plan and the O&R Management Plan, (b) the addition of new Investment Funds, (c) the merger of the CECONY Management Plan, the O&R Hourly Plan and O&R Management Plan into this Plan, ESOP and TRASOP, and (d) to make any other changes to facilitate administration of the Plan, ESOP and TRASOP.

     The Plan Administrator also has the authority to adopt certain amendments to the Plan, ESOP and TRASOP, which are (a) required or desirable in order to implement corporate transactions such as mergers, acquisitions and divestitures;
(b) required, necessary or recommended for compliance with ERISA, the Code or other laws; or (c) necessary or desirable for uniform or efficient administration. In all cases, any amendment(s) adopted by the Plan Administrator shall neither materially nor significantly increase the Employers' or the Company's obligations or adversely affect or reduce the Account Balance of any Participant.

     10.03   RELIANCE ON REPORTS

     The Named Fiduciaries and the Plan Administrator are entitled to rely upon any opinions, reports, or other advice that will be furnished by specialists, subject to fiduciary responsibilities imposed by ERISA.

     10.04   DELEGATION OF AUTHORITY

     With approval of the Named Fiduciaries, the Plan Administrator may designate one or more persons to exercise any power, or perform any duty, of the Plan Administrator. Any such designation will be in writing and signed by the Plan Administrator and the Named Fiduciaries and a copy thereof will be delivered to the Trustee.

     10.05   ADMINISTRATION EXPENSES

     All expenses arising in connection with the operation and administration of the Plan will be paid by the Plan, ESOP or TRASOP, as applicable.

     The expenses of administration of the TRASOP shall include, without limitation, transfer taxes, postage, brokerage commissions and other direct selling expenses incurred by the Trustee in the sale of Shares pursuant to
Article XIII, losses incurred by the Trustee on funds invested pursuant to
Article XIII, and fees of the Trustee in connection with the administration of TRASOP, including fees for legal services rendered to the Trustee (whether or not rendered in connection with a judicial or administrative proceeding and whether or not incurred while it is acting as Trustee), but shall excludes brokerage fees and commissions for purchases of Shares pursuant to Section 13.02, which brokerage fees and commissions shall be paid out of the dividends being reinvested thereby. Such expenses of administration of TRASOP will, to the extent permitted by law, be paid:

             (i)    first, out of any available income of TRASOP;

             (ii) second, out of any available dividends received by the Trustee on Shares allocated to Participants pursuant to
                    Section 13.02, which dividends have not then been applied to the purchase of additional Shares pursuant to Section 13.02; and

             (iii)  Third, by CECONY.

     In no event shall the amounts paid by the Trustee during such Plan Year pursuant to clauses "first" and "second" above, exceed the smaller of: the sum of (x)10 percent of the first $100,000 and (y) 5 percent of an amount in excess of $100,000 of the income from

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

dividends paid to the Trustee with respect to common stock of the Company during such Plan Year or $100,000.

     10.06   FIDUCIARY INSURANCE

     The Employers may purchase and carry fiduciary responsibility insurance under which each member of the Board, each Named Fiduciary, the Plan Administrator, and any person, including each employee, to whom there may be delegated any responsibility in connection with the administration of the Plan, including the Trustee, will be indemnified against any cost or expense (including counsel's fees) or liability which may be incurred arising out of any act or failure to act in the administration of this Plan, except for gross negligence or willful misconduct.

     10.07   CLAIM REVIEW

     (a) Upon receipt from a Participant or Beneficiary of an initial claim for benefits, the Plan Administrator shall respond in writing and deliver or mail to the Participant or Beneficiary within 90 days following the date on which the initial claim is filed. If the initial claim is denied, in part or totally, the Plan Administrator shall set forth the specific reasons for the denial, written in a plain and understandable manner, with specific reference to pertinent Plan, ESOP and TRASOP provisions on which the denial is based, a description of any additional material or information necessary for the claimant to perfect the claim, an explanation of why such material or information is necessary, and an explanation of the Plan's ESOP and TRASOP claim review procedure. If special circumstances require an extension of time for processing the claim, written notice of an extension shall be furnished to the claimant prior to the end of the initial period of 90 days following the date on which the claim was filed. Such an extension may not exceed a period of 90 days beyond the end of the initial period. If the claim has not been granted, and if written notice of the denial of the

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claim is not furnished within 90 days following the date on which the claim is filed, the claim shall be deemed denied for the purpose of proceeding to the claim review procedure.

     (b) CLAIM REVIEW PROCEDURE. A Participant, Beneficiary, or the authorized representative of either shall have 60 days after receipt of written notification of denial of a claim to request a review of the denial by making written request to the Plan Administrator. The Plan Administrator shall give the Participant, Beneficiary, or the authorized representative of either an opportunity to appear to review pertinent documents, to submit issues and comments in writing, and to present evidence supporting the claim. Not later than 60 days after receipt of the request for review, the Plan Administrator shall render and furnish to the claimant a written decision which shall include specific reasons for the decision, and shall make specific references to pertinent Plan provisions on which it is based. If special circumstances require an extension of time for processing, the decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review, provided that written notice and explanation of the delay are given to the claimant prior to commencement of the extension. Such decision by the Plan Administrator shall not be subject to further review. If a decision on review is not furnished to a claimant within the specified time period, the claim will be deemed to have been denied on review.

     (c) EXHAUSTION OF REMEDY. No claimant shall institute any action or proceeding in any state or federal court of law or equity, or before any administrative tribunal or arbitrator, for a claim for benefits under the Plan until he or she has first exhausted the procedures set forth in this section.

     10.08   APPOINTMENT OF TRUSTEE

     The Trustee will be appointed by the Board.

     10.09   LIMITATION OF LIABILITY

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

     The Company, the Board, the Named Fiduciaries, the Plan Administrator, the Employers and any officer, Employee or agent of the Company and each Employer shall not incur any liability individually or on behalf of any other individuals or on behalf of the Company or Employers for any act or failure to act, made in good faith in relation to the Plan or the funds of the Plan. However, this limitation shall not act to relieve any such individual or the Company or Employers from a responsibility or liability for any fiduciary responsibility, obligation or duty under Part 4, Title I, of ERISA.

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                                   ARTICLE XI

                                  MISCELLANEOUS

     11.01   EXCLUSIVE BENEFIT - AMENDMENTS

     It shall be impossible for any part of the corpus or income of the Trust Fund, ESOP Trust Fund or the TRASOP Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of Participants or Beneficiaries entitled to benefits under the Plan and for paying the expenses of the Plan. No person has any interest in, or right to, any part of the Trust Fund except as and to the extent expressly provided in the Plan. Subject to the foregoing, the Plan may be amended, in whole or in part, at any time and from time to time by the Board or pursuant to authority granted by the Board and any amendment may be given such retroactive effect as the Board or its duly authorized delegate may determine. If an Employer, other than CECONY, wishes to amend the Plan as to its participating employees, that Employer will present a resolution of its board of directors approving the proposed amendment and requesting CECONY to amend the Plan. CECONY shall have the sole discretion whether to amend the Plan as requested by an Employer.

     Solely in this Article XI, the term Plan includes the Thrift Savings Plan, the ESOP and the TRASOP and reference to the Trust Fund includes the ESOP Trust Fund and the TRASOP Trust Fund, unless the context clearly designates otherwise.

     11.02   TERMINATION - SALE OF ASSETS OF SUBSIDIARY

     (a) The Plan may be partially or fully terminated or contributions may be permanently discontinued for any reason at any time by the Board. In the event of a partial or total termination of the Plan or permanent discontinuance of contributions under the Plan:

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

(i) no contribution will be made thereafter except for a Payroll Period the last day of which coincides with or precedes such termination or discontinuance; (ii) no distribution shall be made except as provided in the Plan; (iii) the rights of all Participants to the entire amounts to the credit of their Account Balances as of the date of such termination or partial termination or discontinuance shall become 100% vested; (iv) no person shall have any right or interest except with respect to the Trust Fund; (v) any remaining forfeitures shall be considered a special Employer Contribution and shall be allocated on a pro-rata basis, based on Account Balance, to all Participants with an Account Balance as of the date of termination, partial termination or discontinuance; and (vi) the Trustee shall continue to act until the Trust Fund shall have been distributed in accordance with the Plan.

     (b) Upon termination of the Plan, Pre-Tax Contributions, with Earnings, will be distributed to Participants only if neither the Company, Employers nor an Affiliate establishes or maintains a successor defined contribution plan. For purposes of this paragraph, a "successor defined contribution plan" is a defined contribution plan, other than an employee stock ownership plan as defined in Code Section 4975(e)(7) or a simplified employee pension as defined in Code
Section 408(k) which exists at the time the Plan is terminated or within the 12-month period beginning on the date all assets are distributed. A defined contribution plan will not be deemed a successor plan if fewer than two percent of the Employees who are eligible to participate in the Plan at the time of its termination are or were eligible to participate under another defined contribution plan of the Company or an Affiliate (other than an ESOP or a SEP) at any time during the period beginning 12 months before and ending 12 months after the date of the Plan's termination.

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

     11.03   BENEFICIARIES

     Upon the death of a Participant, his or her Account Balance shall be payable in a lump sum to his or her surviving spouse. If there is no surviving spouse or the surviving spouse has consented, in the manner provided in this
Section 11.03, to a designation of a Beneficiary in addition to or instead of such spouse, and such designation is in effect at the time of the Participant's death, the Participant's Account Balance will be paid to such Beneficiary. Effective beginning June 1, 2002, the surviving spouse or Beneficiary(ies) may elect to take a distribution in monthly, quarterly or yearly installments up to but not exceeding a 15-year period; providing, however, that any distribution election is consistent with Code Section 401(a)(9) and the regulations promulgated thereunder. Each Participant may designate a primary or contingent Beneficiary or Beneficiaries in the event of the death of the Participant prior to distribution of such benefits. The Participant may file a written designation with the Plan, on a form furnished by the Plan Administrator, or his or her delegate. Such designation shall be effective only if (1) such designation is accompanied by the written consent of the Participant's spouse which acknowledges the effect on the spouse of the designation and it witnessed by a notary public, or (2) the Participant if not married. Any such designation made by an unmarried Participant shall become null and void in the event the unmarried Participant marries before his or her Annuity Starting Date. Any consent of a spouse shall be effective only with respect to such spouse. If, at the time of a Participant's death, there is no surviving spouse of the Participant and no designation of a Beneficiary by such Participant is in effect, then the Participant's benefits shall be payable to his or her estate or legal representative. A Participant may revoke a designation made pursuant to this Section 11.03 by signing and filing with the Plan Administrator or his or her delegate a written instrument to that effect, in such manner and on such conditions as may be

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prescribed by the Plan Administrator, or by filing a new designation pursuant to this Section 11.03. The consent of a Participant's spouse may not be revoked, but such spouse's consent shall be required for every designation of a Beneficiary other than the Participant's spouse and for every change in any such designation. The requirement for spousal consent may be waived by the Plan Administrator if he or she believes there is no spouse, or the spouse cannot be located, or because of such other circumstances as may be established by applicable law.

     11.04   ASSIGNMENT OF BENEFITS

     (a) No Participant or Beneficiary shall have the right to assign, transfer, alienate, pledge, encumber or subject to lien any benefits to which he or she is entitled under the Plan. Nothing in this Section shall preclude payment of Plan benefits pursuant to a qualified domestic relations order as defined in Code Section 414(p) and Section 206(d) of ERISA. The Plan Administrator will establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders.

     (b) Notwithstanding anything herein to the contrary, if the amount payable to the alternate payee under the qualified domestic relations order is $5,000 or less, such amount shall be paid in one lump sum as soon as practicable following the qualification of the order. If the amount exceeds $5,000, it may be paid as soon as practicable following the qualification of the order if the alternate payee consents thereto; otherwise it may not be payable before the earliest of (1) the Participant's termination of employment, (2) the time such amount could be withdrawn under Article 7 or (3) the Participant's attainment of age 50.

     (c) A Participant's Account Balance may be offset against the amount owed to the Plan as a result of a breach of fiduciary duty to the Plan or criminality involving the Plan.

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

The participant's Account Balance will be reduced to satisfy liabilities of the Participant to the Plan due to: (1) the Participant being convicted of committing a crime involving the Plan; (2) a civil judgment (or consent order or decree) being entered by a court in an action brought in connection with a violation of ERISA's fiduciary duty rules; or (3) a settlement agreement between the Secretary of Labor and the Participant in connection with a violation of ERISA's fiduciary rules. If the Participant is married at the time at which the offset is to be made, either the Participant's spouse must consent in writing to these offset (unless there is no spouse, the spouse cannot be located, or due to other circumstances prescribed by the Secretary pursuant to Code Section 417(a)(2)(B)), or a spousal waiver of survivor benefits must be in effect for the offset to take place. Spousal consent is not required if the spouse is ordered or required by the judgment, order, decree, or settlement to pay an amount to the Plan in connection with a violation of Part 4 of Title I of ERISA. Spousal consent is not required where, in the judgment, order, decree, or settlement, the spouse retains the right to receive a 50% survivor annuity under a qualified joint and survivor annuity and under a qualified pre-retirement survivor annuity. The amount of a benefit that is so offset is includible in income on the date of the offset.

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     11.05   MERGER

     The Plan may not be merged or consolidated with, or its assets or liabilities may not be transferred to any other plan unless each person entitled to benefits under the Plan would, if the resulting plan were then terminated, receive immediately after the merger or consolidation, or transfer of assets or liabilities, a benefit which is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation or transfer if the Plan had then terminated.

     In the event of a corporate transaction, divestiture of assets or an Affiliate, or other corporate reorganization in which one or a group of Participants are transferred to another employer, the Plan Administrator, in his or her sole discretion, may effectuate a trust-to-trust transfer of affected Participants' Account Balance to the other employer's qualified defined contribution plan.

     In the event of a corporate acquisition, merger, or other corporate reorganization in which one or a group of persons become Employees, the Plan Administrator, in his or her sole discretion, or if CECONY so requires, may accept a trust-to-trust transfer of the affected persons' Account Balance from another employer's qualified defined contribution plan to the Plan.

     11.06   CONDITIONS OF EMPLOYMENT NOT AFFECTED BY PLAN

     The establishment and maintenance of the Plan shall not confer any legal rights upon any Employee or other person for a continuation of employment, nor shall it interfere with the rights of the Employers to discharge any Employee and to treat him or her without regard to the effect which that treatment might have upon him or her as a Participant or potential Participant of the Plan.

     11.07   FACILITY OF PAYMENT

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

     If the Plan Administrator finds that a Participant or other person entitled to a benefit is unable to care for his or her affairs because of illness or accident or is a minor, the Plan Administrator may direct that any benefit due him or her, unless claim has been made by a duly appointed legal representative, be paid to his or her spouse, a child, a parent or other blood relative, or to a person with whom he or she resides. Any payment so made shall be a complete discharge of the liabilities of the Plan for that benefit.

     11.08   INFORMATION

     Each Participant, Beneficiary or other person entitled to a benefit, before any benefit is payable to him or her/on his or her account under the Plan, shall file with the Plan Administrator the information that the Plan Administrator requires to establish his or her rights and benefits under the Plan.

     11.09   ADDITIONAL PARTICIPATING EMPLOYERS

     (a) If any entity is or becomes an Affiliate, the Board may include the employees of that Affiliate in the participation of the Plan upon appropriate action by that Affiliate necessary to adopt the Plan. If any person becomes an Employee as the result of a merger, a consolidation, or an acquisition of all or part of the assets or business of another company, the Board shall determine to what extent, if any, previous service with the other entity will be recognized under the Plan, subject to the continued qualification of the trust for the Plan as tax-exempt under the Code.

     (b) An Employer may terminate its participation in the Plan upon appropriate action. In that event, the funds of the Plan held on account of Participants in the employ of that Affiliate, and any unpaid Account Balances of Participants who have separated from the employ of that Affiliate, shall be determined by the Plan Administrator. Those funds will be distributed as provided in and permitted under Section 11.02 if the Plan, as to that employer,

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is terminated, or segregated by the Trustee to a separate trust, pursuant to certification to the Trustee by the Plan Administrator, continuing the Plan as a separate plan for the employees of that Affiliate under which the board of directors of that Affiliate will succeed to all the powers and duties of the Board, including the appointment of named fiduciaries and plan administrator.

     11.10   IRS DETERMINATION

     All contributions made to the Trust Fund, and all loans made pursuant to
Article 9, which are made prior to the receipt of a determination from the Internal Revenue Service to the effect that the Plan is a qualified plan under Code Sections 401 (a) and 401(k) or the refusal of the IRS in writing to issue such a determination, shall be made on the express condition that such determination is received. In the event the Internal Revenue Service determines that the Plan is not so qualified or refuses in writing to make such determination, such contributions, increased by any earnings thereon, and reduced by any losses thereon and by the outstanding balance (principal and interest) on any loans made under Article 9, shall be returned to the Employer(s) and Participants, as appropriate, as promptly as practicable after such determination. In the event the Internal Revenue Service requires reductions in such contributions and/or changes in the terms and conditions of such loans as a condition of its determination that the Plan is so qualified, the required reductions in contributions, increased by any earnings and reduced by any losses attributable thereto, shall be returned to the Employer(s) and Participants, as appropriate, and/or the amounts and terms and conditions of any such outstanding loans shall be modified to meet Internal Revenue Service requirements, as promptly as practicable after notification from the Internal Revenue Service. If all or part of an Employer's deductions under Code Section 404 for Employer Contributions to the Plan are disallowed by the Internal Revenue Service, the portion of the

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Employer Contributions to which the disallowance applies shall be returned to that Employer without earnings thereon, but reduced by any losses attributable thereto. The return shall be made within one year after the denial of qualification or disallowance of deduction, as the case may be.

     11.11   MISTAKEN CONTRIBUTIONS

     Any contribution made by mistake of fact shall be returnable, without any earnings thereon but reduced by any losses attributable thereto, to the Employer(s) and/or Participants, as appropriate within one year after the payment of the contribution.

     11.12   PREVENTION OF ESCHEAT

     If the Plan Administrator cannot ascertain the whereabouts of any person to whom a payment is due under the Plan, the Plan Administrator may, no earlier than three years from the date such payment is due, mail a notice of such due and owing payment to the last known address of such person, as shown on the records of the Plan or Employer. If such person has not made written claim therefor within three months of the date of the mailing, the Plan Administrator may, if he or she so elects and upon receiving advice from counsel to the Plan, direct that such payment and all remaining payments otherwise due such person be canceled on the records of the Plan and the amount thereof applied to reduce the contributions of the applicable Employer. Upon such cancellation, the Plan and the Trust shall have no further liability therefor except that, in the event such person or his or her beneficiary later notifies the Plan Administrator of his or her whereabouts and requests the payment or payments due to him under the Plan, the amount so applied shall be paid to him or her in accordance with the provisions of the Plan.

     11.13   CONSTRUCTION

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

     The Plan shall be construed, regulated and administered under ERISA and the laws of the State of New York, except where ERISA controls. In the event a claimant institutes an action or proceeding in any state or federal court of law or equity, the applicable "statute of limitations" for such action will be New York State statute for actions brought in contract matters.

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

                                   ARTICLE XII

                              TOP-HEAVY PROVISIONS

     12.01   APPLICATION OF TOP-HEAVY PROVISIONS

     This Article XII shall apply for purposes of determining whether the plan is a top-heavy plan under Code Section 416(g) for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefit requirements of Code Section 416(c) for such years.

     12.02   MINIMUM BENEFIT FOR TOP-HEAVY YEAR

     (a) KEY EMPLOYEE. Key Employee means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the determination date was an officer of the Company or Affiliate having Annual Compensation greater that $130,000 (as adjusted under Code Section 416(i)(1) beginning after December 31, 2002, a 5-percent owner of the Company or Affiliate or a 1-percent owner of the Company or Affiliate having Annual Compensation of more than $150,000. The determination of who is a Key Employee will be made in accordance with Code Section 416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

     (b) DETERMINATION OF PRESENT VALUES AND AMOUNTS. This section 12.02(b) shall apply for purposes of determining the present values of accrued benefits and the amounts of Account Balances of Employees as of the determination date.

             (i) Distributions during the year ending on the determination date. The present values of accrued benefits and the amounts of Account Balances of an Employee as of the determination date shall be increased by the

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

                    distributions made with respect to the Employee under the Plan and any Plan aggregated with the Plan under Code
                    Section 416(g)(2) during the 1-year period ending on the determination date. The preceding sentence shall also apply to distribution under a terminated plan which, had if not been terminated, would have been aggregated with the plan under Code Section 416(g)(2)(A)(i). In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

             (ii) Employees not performing services during year ending on the determination date. The accrued benefits and Account Balances of any individual who has not performed services for the Company or an Affiliate during the 1-year period ending on the determination date shall not be taken into account.

     12.03   MINIMUM BENEFITS

     Matching Contributions. Employer Contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Code Section 416(c)(2) and the Plan. Employer Contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes for the Actual Contribution Percentage Test and other requirements of Code Section 401(m).

     12.04   AGGREGATION GROUPS

     (a) Notwithstanding anything to the contrary herein, this Plan shall not be a Top-Heavy Plan if it is part of either a "required aggregation group" or a "permissive aggregation group" that is not a Top-Heavy Group.

     (b)     The "required aggregation group" consists of:

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

             (i) Each Defined Contribution Plan or Defined Benefit Plan in which at least one Key Employee participates; and
             (ii) Each other Defined Contribution Plan or Defined Benefit Plan which enables a plan referred to in the preceding subparagraph (i) to meet the nondiscrimination requirements of Section 401(a)(4) or 410 of the Code.

     (c) A "permissive aggregation group" consists of the plans included in the "required aggregation group" plus any one or more other Defined Contribution Plans or Defined Benefit Plans which, when considered as a group with the "required aggregation group", would continue to meet the nondiscrimination requirements of Section 401(a)(4) and 410 of the Code.

     12.05   SPECIAL BENEFIT LIMITS

     For any Plan Year for which this Article 12 is applicable the definitions of "Defined Benefit Plan Fraction" and "Defined Contribution Plan Fraction" in Sections 1.20 and 1.22, respectively, shall be modified in each case by substituting "1.0"for "1.25".

     12.06   SPECIAL DISTRIBUTION RULE

     For any Plan Year for which this Article 12 is applicable, Section 7.08(a) shall apply to Key Employees.

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

                                  ARTICLE XIII

                     TAX REDUCTION ACT STOCK OWNERSHIP PLAN

     13.01   PURPOSE - SEPARATE ENTITY

     (a) The TRASOP, is a stock bonus plan, established under the Tax Reduction Act of 1975 was intended to give eligible participants an equity interest in CECONY and encourage those participants to remain in the employ of CECONY. The TRASOP is invested in Shares and in a short-term investment fund of cash and cash equivalents. Applicable laws do not permit additional contributions to the TRASOP. CECONY desires to continue the TRASOP Accounts of Participants having such accounts. Effective as of July 1, 1988, all TRASOP Accounts were transferred to this Plan, and all TRASOP provisions which continue to be applicable were added to this Plan and shall, together with other applicable provisions of this Plan, govern the TRASOP Accounts.

     (b) Participant's Plan Account Balances and TRASOP Accounts shall be administered separately, although they shall be held as part of the same Trust Fund. There shall be no transfers between TRASOP Accounts and Plan Accounts.

     (c) All matters relating to the TRASOP which relate to or arise out of facts, circumstances or conditions in effect prior to July 1, 1988, shall be governed by the provisions of the TRASOP as in effect on June 30, 1988 prior to the merger, unless expressly otherwise provided in this Plan.

     (d) Effective on or after January 1, 2002, the Economic Growth and Tax Reduction Recovery Act of 2001 amended the definition of applicable dividend to allow a deduction for dividends paid on applicable employer securities with respect to which participants or beneficiaries are provided an election to have the dividend paid to an ESOP

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

and distributed in cash, or reinvested in qualifying employer securities. The deduction is available both with respect to dividends that are reinvested and paid out in cash. Accordingly, effective January 1, 2002, the TRASOP is being amended to provide participants or beneficiaries with the election to have dividends paid in cash or reinvested, as set forth below.

     13.02   TRASOP ACCOUNTS - APPLICATION OF DIVIDENDS

     (a) The TRASOP Account of each Participant in TRASOP who remained in the employ of CECONY on July 1, 1988 was transferred to this Plan effective as of July 1, 1988. Each such Participant shall continue to have a nonforfeitable right to all Shares allocated and all amounts credited to such Participant's TRASOP Account.

     (b) All dividends received by the Trustee with respect to Shares allocated to the TRASOP Accounts of Participants shall be applied to the purchase of additional Shares. Such purchases shall be made promptly after the receipt of each such dividend. The Trustee shall purchase, in one or more transactions, the maximum number of whole Shares obtainable at then prevailing prices, including brokerage commissions and other reasonable expenses incurred in connection with such purchases. Such purchases may be made on any securities exchange where Shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Trustee may determine to be in the best interest of the Participants. The Trustee shall complete such purchases as soon as practical after receipt of such dividends, having due regard for any applicable requirements of law affecting the timing or manner of such purchases. The additional Shares so purchased shall be allocated among the respective TRASOP Accounts of the Participants in proportion to the number of Shares in each TRASOP Account at the record date for the payment of the dividend so applied. Such allocation shall be made as

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

promptly as practicable but for purposes of determining the time at which such additional Shares shall become distributable pursuant to Section 13.04, the additional Shares so allocated to each Participant's TRASOP Account shall be deemed to have been allocated as of the respective allocation dates of the Shares in such TRASOP Account at such record date, in proportion to the number of such Shares previously allocated as of each such allocation date.

     (c) For Plan Years beginning on and after January 1, 2002, dividends received by the Trustee with respect to Shares allocated to the TRASOP accounts of Participants, in accordance with the election of the Participant, will be either paid in cash to Participants not later than 90 days after the close of the Plan Year in which the dividends are paid, or applied by the Trustee for the purchase of additional shares. A Participant will be given a reasonable opportunity before a dividend is paid or distributed to make the election and can change a dividend election at least annually. If there is a change in the Plan governing the manner in which the dividends are paid or distributed to Participants, each Participant will be given a reasonable opportunity to make an election under the new Plan terms prior to the date on which the first dividend subject to the new Plan terms is paid or distributed. A Participant who fails to make an election as to whether to receive his or her dividend in cash or have such dividend reinvested will be treated as if he or she elected to have his or her dividend reinvested until such time that he or she makes an affirmation election for a distribution of the dividend. Dividends that are distributed will be held and invested in a short-term investment fund or like kind of cash account until distributed.

     13.03   VOTING RIGHTS, OPTIONS, RIGHTS, AND WARRANTS

     (a) Each Participant shall be entitled to direct the Trustee as to the manner in which any Shares or fractional Shares allocated to the Participant's TRASOP Account are to

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

be voted.

     (b) In the event that any option, right, or warrant shall be granted or issued with respect to any Shares allocated to the Participant's TRASOP Account, each Participant shall be entitled to direct the Trustee whether to exercise, sell, or deal with such option, right, or warrant.

     (c) The Trustee shall keep confidential the Participant's voting instructions and instructions as to any option, right or warrant and any information regarding a Participant's purchases, holdings and sales of Shares.

     13.04   DISTRIBUTION OF SHARES

     (a) Each Share allocated to a Participant's TRASOP Account shall be available for distribution to such Participant promptly after the earlier of the death, disability or termination of employment of such Participant.

     (b) Each Share which shall become distributable to a Participant by reason of clause (a)(i) above is herein called, from the time such Share shall become so distributable, an Unrestricted Share. Notwithstanding the provisions of the aforesaid clause A.(i), Unrestricted Shares shall be distributed to Participants as follows:

             (i) From time to time, a Participant may request, in such manner and on such conditions as may be prescribed by CECONY, that Unrestricted Shares held in the Participant's TRASOP Account be distributed to the Participant. If such Participant is married, the written application shall include written consent of the Participant's spouse witnessed by a Notary Public. Spousal consent shall not be required with respect to withdrawal requests made on or after March 1, 1994. Applications made in a calendar month shall be effective as of the last day of such calendar

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

                    month. Any such request must be for whole Shares only and must be for at least ten Shares or the number of whole Unrestricted Shares in the TRASOP Account, whichever is less.

             (ii) Certificates for Unrestricted Shares requested in accordance with the preceding paragraph B(a) shall be delivered, or a cash distribution in respect of such Unrestricted Shares if elected by the Participant pursuant to Section 13.04D below shall be made, to the Participant as soon as practicable after the effective date of the application.

             (iii) Any Unrestricted Share which shall become distributable by reason of any provision of this Plan other than clause A.(i) above (including, without limitation, provision for distribution upon the death, disability or termination of employment of the Participant) shall be distributed in accordance with such provision.

     (c) In the case of death of a Participant, distributions in respect of Shares allocated to the Participant's TRASOP Account shall be made to the Participant's Beneficiary. In the case of disability or termination of employment with the Company or an Affiliate of a Participant, distributions in respect of Shares allocated to the Participant's TRASOP Account shall be made to the Participant.

     All distributions under the TRASOP will begin, subject to Section 7.08 and Subsection 13.04.F, not later than the 60th day after the close of the Plan Year in which the latest of the following events occurs: (1) the Participant attains age 65, (2) the 10th anniversary of the year in which the Participant commenced participation in TRASOP, or

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

(3) the Participant becomes disabled, dies or terminates employment with the Company or an Affiliate.

     (d) All distributions from a Participant's TRASOP Account shall be made in Shares; provided, however, that a Participant or Beneficiary shall have the right to elect, on a form furnished by and submitted to CECONY, to receive a distribution, other than a distribution upon termination of TRASOP, in cash. Except in the case of a final distribution from a Participant's TRASOP Account and a distribution of the Participant's entire TRASOP Account balance after such time as all Shares in a Participant's TRASOP Account have become Unrestricted Shares, all distributions from such TRASOP Account shall be made in respect of whole Shares only, and any fractional Share which is otherwise distributable shall be retained in such TRASOP Account until it can be combined, in whole or in part, with another fractional Share which shall subsequently become distributable, so as to make up a whole Share. In the case of a final distribution from a Participant's TRASOP Account (except a distribution upon termination of the TRASOP) or in the case of a distribution of the Participant's entire TRASOP Account balance after such time as all of the Shares in the Participant's TRASOP Account have become Unrestricted Shares, such distribution shall be made in respect of the number of whole Shares then remaining in the Participant's TRASOP Account, together with a cash payment in respect of any fractional Share based on the closing price of a Share as reported on the New York Stock Exchange consolidated tape on the last trading day of the month immediately preceding the month in which such final distribution is made. The Trustee, in each such case, shall purchase such fractional Share from the Participant at a price equal to the cash payment to be made to the Participant. Whenever the Trustee requires funds for the purchase of fractional Shares, such funds shall be drawn from the accumulated income of the TRSOP Trust Fund, if any, and otherwise shall be advanced by CECONY upon the Trustee's request, subject to reimbursement from future income of the TRASOP Trust. All fractional Shares so purchased by the Trustee shall be allocated to the TRASOP Accounts of the remaining Participants at such intervals as shall be determined by the Plan Administrator, but no later than the end of the next succeeding Plan Year. The Trustee shall sell any Shares in respect of which a cash distribution is to be made. The Trustee may make such sales on any securities exchange where Shares are traded, in the over-the-counter market, or in negotiated transactions. Such sales may be on such terms as to price, delivery and otherwise as the Trustee may determine to be in the best interests of the Participants. The Trustee shall complete such sales as soon as practical under the circumstances having due regard for any applicable requirements of law affecting the timing or manner of such sales. All brokerage commissions and other direct selling expenses incurred by the Trustee in the sale of Shares under this Subsection 13.04D shall be paid as provided in
Section 10.05.

     (e) Upon any termination of TRASOP pursuant to Section 11.02, the Trust shall continue until all Shares which have been allocated to Participants' TRASOP Accounts have been distributed to the Participants, unless the Board directs an earlier termination of the TRASOP Trust Fund. Upon the final distribution of Shares, or at such earlier time as the Board shall have fixed for the termination of the TRASOP Trust Fund, the Plan Administrator shall direct the Trustee to allocate to the Participants any Shares then held by the Trustee and not yet allocated, and the Trustee shall distribute to the Participants any whole Shares which have been allocated to their TRASOP Accounts but which have not been distributed, shall sell all fractional Shares and distribute the proceeds to the respective

Participants entitled to such fractional Shares, shall liquidate any remaining assets (other than Shares) held by the TRASOP Trust Fund, and shall apply the proceeds of such liquidation and any remaining funds held by the Trustee, the disposition of which is not otherwise provided for, to a distribution to all Participants then receiving a final distribution of Shares, in proportion to the whole and fractional Shares to which each is entitled; and the TRASOP Trust Fund shall thereupon terminate.

     (f) Notwithstanding any other provision of this Plan, unless a Participant otherwise elects in writing on a form furnished by CECONY:

     A. Distribution of a Participant's TRASOP Account balance will commence not later than one (1) year after the close of the Plan Year

        (1) in which the Participant terminates employment with the Company or an Affiliate by reason of Retirement upon or after attainment of Normal Retirement Age, death, or disability, or

        (2) which is the fifth Plan Year following the Plan Year in which the Participant terminates employment for any other reason, and the Participant is not reemployed before such Plan Year.

     B. Distribution of the Participant's TRASOP Account balance will be in five (5) annual distributions as promptly as practicable after the end of each Plan Year; provided, however, that a TRASOP Account balance that equals $5,000 or less shall be distributed in a single distribution as soon as practicable, but not later than 60 days after the close of the Plan Year in which the Participant's termination of employment occurs. Each such annual distribution shall be in respect of the number of Shares, rounded down to the nearest number of whole Shares, which most closely approximates the entire balance in the Participant's TRASOP Account as of December 31 of the previous year divided by the number of annual distributions remaining to be made under this subsection, except that the fifth such distribution shall be respect of the entire balance in the Participant's TRASOP Account as of the preceding December 31. Each such annual distribution shall be taken pro rata from all contribution years in Participant's TRASOP Account.

     C. A Participant whose employment with the Company or an Affiliate is terminated by reason of Retirement, disability or any other reason (other than death) may elect in such a manner and on such conditions as may be prescribed by CECONY to have his TRASOP Account balance distributed in one of the following forms:

             (i) a single lump sum distribution as soon as practicable, but not later than 60 days after the end of the Calendar Year in which the Participant's termination of employment occurs; or

             (ii) a distribution deferred until the last day of a calendar month not later than the calendar month in which the Participant attains age 70, as designated by the Participant, in which event the distribution of the Participant's TRASOP Account balance as of the last day of the calendar month so designated by the Participant shall be made in a single lump sum as soon as practicable after such calendar month.

     13.00   DIVERSIFICATION OF TRASOP ACCOUNTS

     (a) DEFINITIONS: The following terms shall have the following meanings for purposes of this Section 13.05:

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

             (i) Qualified Participant shall mean a Participant who has a TRASOP Account and has attained at least age 55 and completed at least 10 years of participation in TRASOP.

             (ii) Qualified Election Period shall mean the first ninety (90) days following the end of each Plan Year.

             (iii) Eligible Shares shall mean Shares added to a Participant's TRASOP Account after December 31, 1986.

             (iv) Diversifiable Amount shall, with respect to any Qualified Election Period, mean twenty-five percent (25%) of the number of Eligible Shares in the Participant's TRASOP Account as of the end of the preceding Plan Year. However, if the Diversifiable Amount for any Qualified Election Period shall have a value which may be deemed de minimis under regulations issued by the Secretary of the United States Department of the Treasury, then there shall be no Diversifiable Amount available for such Qualified Election Period.

     (b) ELIGIBILITY FOR DIVERSIFICATION: Each Qualified Participant shall have the right to elect to diversify, by means of a distribution of whole Eligible Shares only, all or some portion of the Diversifiable Amount in his TRASOP Account during each of the six (6) consecutive Qualified Election Periods following the Plan Year in which such Participant first became a Qualified Participant, provided, however, that, notwithstanding subsection 13.05.A.(d), the Diversifiable Amount in the sixth Qualified Election Period for each Qualified Participant shall be fifty percent (50%) of the number of Eligible Shares in his TRASOP Account as to the end of the preceding Plan Year. A distribution pursuant to this

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

Article 13.05 must be a minimum of ten (10) Shares, or all Whole Shares comprising the Diversifiable Amount for such Qualified Election Period if less than 10. Each Qualified Participant who desires to elect diversification under this Section shall, during the Qualified Election Period, complete and execute a diversification election and consent form provided by CECONY. Such election may be revoked or modified or a new election may be made in its stead within the Qualified Election Period, upon the expiration of which the diversification election shall be irrevocable.

     (c)     DIVERSIFICATION PROCEDURE

             (i) The TRASOP shall, within the 90 day period following each Qualified Election Period, distribute to each Qualified Participant who has elected to diversify under this Section, the number of whole Eligible Shares which most closely approximates, but does not exceed, the number of Eligible Shares duly elected to be diversified by each such Qualified Participant. Failure by a Qualified Participant to provide required consents to distribution of any Diversifiable Amount, shall relieve the TRASOP of all obligation to make any such distribution.

             (ii) To the extent a Qualified Participant has Eligible Shares which are Unrestricted Shares in his TRASOP Account, such Unrestricted Shares shall be distributed pursuant to this
                    Section 13.05. Only upon exhaustion of all such Unrestricted Shares may additional Eligible Shares then be distributed hereunder.

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

                                   ARTICLE XIV

                          EMPLOYEE STOCK OWNERSHIP PLAN

     14.01   PURPOSE - SEPARATE ENTITY

     (a) Effective as of the ESOP Effective Date, the Company established the Consolidated Edison Employee Stock Ownership Plan ("ESOP") as a portion of, included within and separate from the Thrift Plan. The ESOP affords special rights and has specific requirements which must be satisfied that are distinct from the Thrift Plan, such as the right of an ESOP Participant to: (1) vote his or her allocated Shares; (2) request his or her distribution be in the form of Shares; (3) diversify his or her ESOP Account; (4) elect to take dividends in cash or have dividends reinvested; and, (5) be 100% fully invested immediately in those Shares purchased by reinvested dividends. Each of these distinct ESOP rights and requirements is set forth in the Thrift Plan and obligations in the Thrift Plan such as those requirements regarding eligibility to participate, vesting, distributions, in-service distributions, operational, administrative and fiduciary requirements continue to apply to the ESOP and are deemed incorporated into and so are not repeated in this Article XIV. The ESOP is intended to be an employee stock ownership plan within the meaning of Code
Section 4975(e)(7). The ESOP is intended to give ESOP Participants an equity interest in CEI and encourage ESOP Participants to remain in the employ of CEI.

     (b) Effective as of the ESOP Effective Date, the part of a Participant's Employer Contributions Subaccount invested in the Company Stock Fund in the Thrift Plan was transferred to the ESOP and ESOP Trust Fund and established and included into the Participant's ESOP Account.

     (c) Participants' ESOP Accounts will be held in the ESOP Trust Fund and

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

administered separately, although they shall be held as part of the same Trust Fund. Participants are permitted to transfer assets to and from their ESOP Accounts to their Thrift Plan Accounts within the ESOP Trust Fund and the Trust Fund.

     14.02   SPECIAL DEFINITIONS FOR ESOP

     (a) The following terms shall have the following meanings for purposes of the ESOP:

     (i) ESOP ACCOUNT means the account into which is credited a Participant's Employer Contributions' invested in the Company Stock Fund and dividends paid on these Shares and comprising the following
           Subaccounts:

        (1) the Participant's TRANSFERRED ESOP SUBACCOUNT which is the Participant's Company Stock Fund that was transferred from the Thrift Plan to the ESOP as of the ESOP Effective Date;

        (2) a Participant's DIVIDEND SUBACCOUNT which, for a Participant who is credited with less than three Years of Service, consists solely of Shares purchased with reinvested dividends after the ESOP Effective Date and are 100% fully vested at all times; and

        (3) a Participant's ESOP SUBACCOUNT which is the account into which is credited a Participant's Employer Contributions contributed to the ESOP after the ESOP Effective Date.

        (4) Once a Participant is credited with at least three Years of Vesting Service, his or her Dividend Subaccount will be merged into his or her ESOP Subaccount. After the ESOP Effective Date, a Participant's ESOP Subaccount will include any Employer Contributions invested in the other Investment Funds to the extent such amounts were ever at any time invested in the ESOP after the ESOP Effective Date.

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

     (ii)  ESOP EFFECTIVE DATE means May 8, 2002.

     (iii) ESOP PARTICIPANT means a Participant in the Thrift Plan who has elected to invest some or all of his or her Employer Contributions in the Company Stock Fund.

     (iv) DIVERSIFIABLE ESOP AMOUNT, with respect to any Qualified ESOP Election Period, means 25% of the number of Shares in the Participant's ESOP Account as of the end of the preceding Plan Year. However, if the Diversifiable ESOP Amount for any Qualified ESOP Election Period has a value which may be deemed de minimis under regulations issued by the Secretary of the United States Department of the Treasury, then there will be no Diversifiable ESOP Amount available for such Qualified ESOP Election Period.

     (v) QUALIFIED ESOP PARTICIPANT shall mean an ESOP Participant who has an ESOP Account, attained at least age 55 and completed at least 10 years of participation in the ESOP. Years of participation in the Thrift Plan will be taken into account in determining whether a Qualified ESOP Participant has completed 10 years of participation.

     (vi) QUALIFIED ESOP ELECTION PERIOD shall mean the first 90 days following the end of each Plan Year.

     14.03   PARTICIPATION IN ESOP

     Each Participant in the Thrift Plan who elects to have his or her Employer Contributions invested in the Company Stock Fund will automatically become an ESOP Participant in the ESOP. Each ESOP Participant will have his or her ESOP Account held in the ESOP Trust Fund.

     14.04   EMPLOYER CONTRIBUTIONS

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

     Only Employer Contributions and dividends issued on Shares held in the ESOP Trust Fund will be contributed to the ESOP.

     14.05 PURCHASE OF SHARES PURCHASES FOR ESOP TRUST FUND. The Trustee shall regularly purchase Shares for the ESOP Trust Fund in accordance with a non-discretionary purchasing program. Such purchases may be made on any securities exchange where Shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Trustee may determine to be in the best interests of the ESOP Participants. Interest and other income received on assets held in the ESOP Trust Fund shall be reinvested in the ESOP Trust Fund. All funds to be invested shall be invested by the Trustee in one or more transactions promptly after receipt by the Trustee, subject to any applicable requirement of law affecting the timing or manner of such transactions. All brokerage commissions and other direct expenses incurred by the Trustee in the purchase of sale of Shares under the ESOP will be borne by the ESOP Account investing and/or trading in Shares.

     (b) UNITS. The interests of an ESOP Participant in his or her ESOP Account shall be measures in Units, the number and value of which shall be determined daily.

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

     14.06   DIVIDENDS

     Beginning on and after the ESOP Effective Date, and for all Plan Years thereafter, dividends received by the Trustee with respect to Shares allocated to the ESOP Accounts, in accordance with the election of each ESOP Participant, will be either paid in cash to the ESOP Participant as soon as practicable following the declaration date but in any case not later than 90 days after the close of the Plan Year in which the dividends are paid or applied by the Trustee for the purchase of additional Shares.

     An ESOP Participant will be given a reasonable opportunity before a dividend is paid or distributed to make the election. The ESOP Participant will have a reasonable opportunity to change a dividend election at least annually. If there is a change in the ESOP governing the manner in which the dividends are paid or distributed to ESOP Participants, each ESOP Participant will be given a reasonable opportunity to make an election under the new ESOP terms prior to the date on which the first dividend subject to the new ESOP terms is paid or distributed. An ESOP Participant who fails to make an election as to whether to receive his or her dividend in cash or have such dividend reinvested will be treated as if he or she elected to have his or her dividend reinvested until such time that he or she makes an affirmation election for a distribution of the dividend. If dividends are reinvested and applied to the purchase of additional Shares, such purchases shall be made promptly after the receipt of each such dividend. The Trustee shall purchase, in one or more transactions, the maximum number of whole Shares obtainable at then prevailing prices, including brokerage commissions and other reasonable expenses incurred in connection with such purchases. Such purchases may be made on any securities exchange where Shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Trustee may determine to be in the best interest of the ESOP

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

Participants. The Trustee shall complete such purchases as soon as practical after receipt of such dividends, having due regard for any applicable requirements of law affecting the timing or manner of such purchases. The additional Shares so purchased shall be allocated among the respective ESOP Accounts of the Participants in proportion to the number of Shares in each ESOP Account at the record date for the payment of the dividend so applied. Such allocation shall be made as promptly as practicable but for purposes of determining the time at which such additional Shares shall become distributable, the additional Shares so allocated to each ESOP Participant's ESOP Account shall be deemed to have been allocated as of the respective allocation dates of the Shares in such ESOP Account at such record date, in proportion to the number of such Shares previously allocated as of each such allocation date.

     14.07   VOTING RIGHTS, OPTIONS, RIGHTS, AND WARRANTS

     (a) Each ESOP Participant is entitled to direct the Trustee as to the manner in which any Shares or fractional Shares allocated to the ESOP Participant's ESOP Account are to be voted. Any such Shares or fractional Share for which the Participant does not give voting directions shall be voted by the Trustee n the same manner and proportions as all other Shares held by the Trustee for which voting directions are given by ESOP Participants.

     (b) In the event that any option, right, or warrant shall be granted or issued with respect to any Shares allocated to the ESOP Participant's ESOP Account, each ESOP Participant shall be entitled to direct the Trustee whether to exercise, sell, or deal with such option, right, or warrant.

     (c) The Trustee shall keep confidential the ESOP Participant's voting instructions and instructions as to any option, right or warrant and any information regarding an ESOP

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

Participant's purchases, holdings and sales of Shares. The Plan Administrator shall be responsible for monitoring the Trustee's performance of its confidentiality obligations.

     14.08   TRANSFERABILITY

     A Participant may transfer all or any part of his or her existing ESOP Account once a day to any other Investment Funds in the Trust Fund. Any election will be made in such manner and on such conditions as may be prescribed by the Plan Administrator and subject to any restrictions imposed on an Investment Fund by the Trustee or Investment Manager.

     14.09   DIVERSIFICATION

     (a) Each Qualified ESOP Participant shall have the right to elect to diversify, by means of a distribution of whole ESOP Shares only, all or some portion of the Diversifiable Amount in his ESOP Account during each of the six consecutive Qualified ESOP Election Periods following the Plan Year in which such Participant first became a Qualified ESOP Participant. The Diversifiable ESOP Amount in the sixth Qualified ESOP Election Period for each Qualified ESOP Participant shall be 50% of the number of Eligible ESOP Shares in his or her ESOP Account as of the end of the preceding Plan Year. A distribution pursuant to this must be a minimum of ten Shares, or all Whole Shares comprising the Diversifiable ESOP Amount for such Qualified ESOP Election Period if less than
10. Each Qualified ESOP Participant who desires to elect diversification under this Section shall, during the Qualified ESOP Election Period, complete and execute a diversification election and consent form provided by his or her Employer. Such election may be revoked or modified or a new election may be made in its stead within the Qualified ESOP Election Period, upon the expiration of which the diversification election shall be irrevocable.

     (b) Diversification Procedure. The ESOP shall, within the 90-day period following each Qualified ESOP Election Period, distribute to each Qualified ESOP Participant who has elected to diversify under this Section, the number of whole Shares which most closely approximates, but does not exceed, the number of ESOP Shares duly elected to be diversified by each such Qualified ESOP Participant. Failure by a Qualified ESOP Participant to provide required consents to distribution of any Diversifiable ESOP Amount, shall relieve the ESOP of all obligation to make any such distribution.

     14.10   DISTRIBUTION OF SHARES

     (a) An ESOP Participant's ESOP Account shall be available for distribution to such ESOP Participant promptly after the earlier of the death, disability or termination of employment of such ESOP Participant.

     (b) If an ESOP Participant elects a distribution in Shares, certificates for such Shares shall be delivered to the ESOP Participant as soon as practicable after the effective date of the application.

     (c) In the case of death of an ESOP Participant, distributions in respect of Shares allocated to his or her ESOP Account shall be made to his or her Beneficiary. In the case of disability or termination of employment with the Company or an Affiliate, distributions in respect of Shares allocated to the ESOP Participant's ESOP Account shall be made unless the ESOP Participant elects otherwise.

     (d) All distributions from an ESOP Participant's ESOP Account shall be made in Shares; provided, however, that an ESOP Participant or Beneficiary shall have the right to elect, on a form furnished by and submitted to his or her Employer, to receive a distribution, other than a distribution upon termination of the ESOP, in cash. Except in the case of a final distribution from an ESOP Participant's ESOP Account and a distribution of the entire ESOP Account balance, all distributions from such ESOP Account made in Shares shall be made in respect of whole Shares only, and any fractional Share which is otherwise distributable shall be retained in such ESOP Account until it can be combined, in whole or in part, with another fractional Share which shall subsequently become distributable, so as to make up a whole Share. A final distribution from an ESOP Account (except a distribution upon termination of the ESOP) shall be made in respect of the number of whole Shares then remaining in the ESOP Account, together with a cash payment in respect of any fractional Share based on the closing price of a Share as reported on the New York Stock Exchange consolidated tape on the last trading day of the month immediately preceding the month in which such final distribution is made. The Trustee, in each such case, shall purchase such fractional Share from the ESOP Participant at a price equal to the cash payment to be made to the ESOP Participant.

     (e) Whenever the Trustee requires funds for the purchase of fractional Shares, such funds shall be drawn from the accumulated income of the ESOP Trust Fund, if any, and otherwise shall be advanced by the Employer upon the Trustee's request, subject to reimbursement from future income of the ESOP Trust Fund. All fractional Shares so purchased by the Trustee shall be allocated to the ESOP Accounts of the remaining Participants at such intervals as shall be determined by the Plan Administrator, but no later than the end of the next succeeding Plan Year. The Trustee shall sell any Shares in respect of which a cash distribution is to be made. The Trustee may make such sales on any securities exchange where Shares are traded, in the over-the-counter market, or in negotiated transactions. Such sales may be on such terms as to price, delivery and otherwise as the Trustee may determine to be in the best interests of the ESOP Participants. The Trustee shall complete such sales as soon as practical under the circumstances having due regard for any applicable requirements of law affecting the timing or manner of such sales.

     (f) Upon any termination of the ESOP, the ESOP Trust Fund shall continue until all Shares which have been allocated to ESOP Participants' ESOP Accounts have been distributed to the ESOP Participants, unless the Board directs an earlier termination of the ESOP Trust Fund. Upon the final distribution of Shares, or at such earlier time as the Board shall have fixed for the termination of the ESOP Trust Fund, the Plan Administrator shall direct the Trustee to allocate to the ESOP Participants any Shares then held by the Trustee and not yet allocated, and the Trustee shall distribute to the ESOP Participants any whole Shares which have been allocated to their ESOP Accounts but which have not been distributed, shall sell all fractional Shares and distribute the proceeds to the respective ESOP Participants entitled to such fractional Shares, shall liquidate any remaining assets (other than Shares) held by the ESOP Trust Fund, and shall apply the proceeds of such liquidation and any remaining funds held by the Trustee, the disposition of which is not otherwise provided for, to a distribution to all ESOP Participants then receiving a final distribution of Shares, in proportion to the whole and fractional Shares to which each is entitled; and the ESOP Trust Fund shall thereupon terminate.

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

                                   APPENDIX A
                             PARTICIPATING EMPLOYERS


A.      LIST OF PARTICIPATING EMPLOYERS

        The following list sets forth:

        (i)     the Participating Employers,

        (ii)    the effective date of each Employer's participation, and

        (iii) the designation of those employees who will become Participants or continue their participation in the Plan.

                                      EFFECTIVE DATE OF
NAME OF COMPANY                       PARTICIPATION          ELIGIBLE EMPLOYEES

Consolidated Edison                   May 1, 1996            All otherwise Eligible Employees.
  Development, Inc.

Consolidated Edison Solutions, Inc.   May 1, 1997            All otherwise Eligible Employees.

Consolidated Edison                   February 1, 1999       All otherwise Eligible Employees.
  Communications, Inc.

Consolidated Edison Energy, Inc.      March 1, 1998          All otherwise Eligible Employees.

Orange and Rockland Utilities, Inc.   January 1, 2001        All otherwise Eligible Employees

Consolidated Edison Energy            July 18, 1999          Employees working at the Western Massachusetts
  Massachusetts, Inc.                                        Electric Cogeneration Facility.

CED Operating Company, L.P.           June 1, 2000           Employees working at the Lakewood Cogeneration
                                                             Facility

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